As filed with the Securities and Exchange Commission on February 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07881

Brazos Mutual Funds
(Exact name of registrant as specified in charter)

5949 Sherry Lane, Suite 1600
Dallas, Texas 75225
(Address of principal executive offices) (Zip code)

Wayne Willems
5949 Sherry Lane, Suite 1600
Dallas, Texas 75225
(Name and address of agent for service)

1-800-426-9157
Registrant's telephone number, including area code

Date of fiscal year end: 11/30/04

Date of reporting period: 11/30/04

Item 1. Report to Stockholders.

BRAZOS MUTUAL FUNDS

ANNUAL REPORT
NOVEMBER 30, 2004

BRAZOS

SMALL CAP PORTFOLIO

REAL ESTATE
SECURITIES PORTFOLIO

MICRO CAP PORTFOLIO

GROWTH PORTFOLIO

MID CAP PORTFOLIO
________________

INVESTMENT ADVISER

BRAZOS CAPITAL
MANAGEMENT
5949 SHERRY LANE
SUITE 1600
DALLAS, TEXAS 75225

www.brazosfunds.com

BRAZOS MUTUAL FUNDS

BRAZOS MUTUAL FUNDS
Report From Management

Dear Fellow Shareholders, Clients and Friends:

The equity markets of last twelve months were heavily influenced by the “news of the day”, election year politics, and the negative geopolitical events occurring around the world. The investment results for the market indices and for the Class Y shares of each Fund for the twelve months ended November 30, 2004, are shown in the following table.

	6 Months Ended 11/30/04 Cumulative	12 Months Ended 11/30/04 Cumulative	5 Years Ended 11/30/04 Annualized	5 Years Ended 11/30/0 Cumulative	Inception to 11/30/04 Annualized	Inception to 11/30/04 Cumulative
Brazos Micro Cap Portfolio
Class Y Inception 12/31/97	11.99%	6.24%	9.16%	54.96%	17.71%	208.85%
Russell 2000 Growth Index(a)	7.88%	10.83%	—1.09%	—5.33%	2.43%	16.58%
Brazos Small Cap Portfolio
Class Y Inception 12/31/96	7.61%	2.79%	1.38%	7.08%	10.35%	118.04%
Russell 2000 Growth Index(a)	7.88%	10.83%	—1.09%	—5.33%	3.67%	31.67%
Brazos Growth Portfolio
Class Y Inception 12/31/98	4.03%	4.33%	3.70%	19.94%	13.07%	106.77%
Russell 3000 Growth Index(b)	1.37%	6.24%	—7.68%	—32.92%	—3.43%	—19.05%
Brazos Mid Cap Portfolio
Class Y Inception 12/31/99	5.19%	5.78%	NA	NA	3.78%	20.01%
Russell Mid Cap Growth Index(c)	5.67%	11.40%	NA	NA	—4.11%	—19.55%
Brazos Real Estate Securities Portfolio
Class Y Inception 12/31/96	21.66%	27.63%	19.85%	147.31%	11.97%	144.77%
Morgan Stanley REIT Index(d)	22.54%	29.29%	21.25%	162.10%	11.77%	139.08%

Performance data quoted represents past performance and is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Current performance of the fund may be lower or higher than the performance quoted in the table above. Performance data current to the most recent month end may be obtained by visiting www.brazosfunds.com. Performance shown is for class Y shares, which do not have sales charges. Sales charges would diminish the performance shown.

Investment performance reflects voluntary fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap, Mid Cap, and Growth Funds reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, the returns for certain periods, such as 1997 and 1999 for Small Cap, 1998 and 1999 for Micro Cap, 2000 for Mid Cap, and 1999 for Growth, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. It is unlikely that the Funds will benefit to the same extent from these types of gains in the future, especially if a Fund’s assets remain at current levels or if they increase. Fund returns are shown net of fees.

Stocks of micro cap, small cap and mid cap companies are more volatile than stocks of large cap companies. The Brazos Real Estate Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund; therefore, it is more exposed to individual stock volatility than a diversified fund. Effective January 26, 2004, the Real Estate Fund changed its primary investment strategy so as to seek to track the performance of the Morgan Stanley REIT Index by investing in those securities that comprise the index. The performance information reflects periods of time when Brazos Capital Management actively managed the fund.

Micro Cap Fund

The Retail, Energy, Homeland Security and Defense and Computer Services and Software industries were all areas of strength for the Brazos Micro Cap Fund during the year.

Retail Industry — Stocks within the Retail Industry have generated growth due to improved spending trends reflecting the better economy and more favorable fashion. During the first half of the year, same store sales comparisons looked extremely strong because the previous two spring seasons were lackluster due to cooler temperatures. Other economic measures, including interest rates and consumer confidence, currently remain positive. With the recent history of a few tough years but all the positive news, most retailers enjoy tight inventory, controls on spending, and reasonable store expansion. These improving operations have made retailers more efficient and led to an improvement in margins through most of the year.

2

The Micro Cap Fund’s holdings in the Retail Industry during the period included:

Stein Mart Inc. (SMRT) — Stein Mart is an off-price retailer whose assortment of merchandise features moderate to designer brand-name apparel, as well as accessories, gifts, linens, shoes and fragrances. The company began a television advertising campaign in October that resulted in consistent customer traffic through the spring season.

Deckers Outdoor Corporation (DECK) — Deckers Outdoor Corporation designs, manufactures and produces sandals; is a brand manager of footwear, and the category creator in the sport sandal (Teva) and luxury sheepskin footwear (Ugg boots) segments.

Guitar Center (GTRC) — Guitar Center is a retailer of guitars, amplifiers, percussion instruments, keyboards and pro-audio and recording equipment. The company also sells music-related computer hardware and software, and used instruments.

Energy Sector — Within the Energy Sector, the natural gas and oil producers have benefited from a substantial upward move in commodity prices due to several reasons. The first reason is that oil inventories are near record lows. Secondly, global demand is increasing, particularly in China and other Asian countries, as these countries recover from the economic slowdown of the past few years. The final reason for the sustainability of today’s oil prices is continuing market concerns regarding political instability in Nigeria and Venezuela, as well as the threat of future terrorist attacks in Iraq and Saudi Arabia. Although oil prices traded over $55/barrel in late October, the commodity has since moderated off of those highs to more reasonable levels.

The Brazos Micro Cap Fund’s participation in the Energy Sector included ownership of the following:

Quicksilver Resources Inc. (KWK) — Quicksilver Resources is an independent oil and gas company engaged in the acquisition, development, exploration, production and sale of natural gas, crude oil and natural gas liquids. The stock was an excellent performer but grew larger than the capitalization ranges preferred by the Brazos Micro Cap Fund so we sold the stock during the second quarter.

Encore Acquisition Company (EAC) — Encore Acquisition is an independent energy company engaged in the acquisition, development, exploitation and production of onshore North American oil and natural gas reserves.

Homeland Defense and Defense Industry — Following the events of September 11 and subsequent terrorist attacks around the world, the Homeland Security and Defense Industry has been brought to the forefront of legislative policy and civilian concerns. Since the attacks, there has been a great demand for increased intelligence, improved products and enhanced services to protect against future security threats, and as a result, defense companies are poised to benefit from increased demand and funding for three reasons. The first reason is that, with the fear of additional terrorist attacks imminent, government agencies, businesses and civilians will remain focused on innovative security solutions. The second reason is that several legislation mandates have been implemented which have raised the requirements for increased security. Some of these legislative initiatives include the USA Patriot Act of 2001, the Bioterrorism Act of 2001 and the Homeland Security Act of 2002. The last reason is that the globalization of business efforts across international borders has heightened corporate concerns both domestically and abroad. Safety solutions addressing these threats include security technology hardware and software products, fraud prevention and risk mitigation including background checking and investigative services.

Examples of holdings in this area include:

Essex Corporation (KEYW) — Essex Corporation provides advanced optoelectronic and signal processing services and products for United States Government intelligence and defense customers within four business areas: Communications and Networks, Radar Analysis, Three- Dimensional (3-D) Imaging and Critical Information Technology Infrastructure.

American Science and Engineering (ASEI) — American Science and Engineering, Inc. develops, manufactures, markets, and provides maintenance, as well as research, engineering and training services with respect to x-ray inspection and other inspection solutions.

II-VI Incorporated (IIVI) — II-VI, Incorporated develops, manufactures and markets high-technology materials and derivative products for precision use in industrial, medical, military, security and aerospace applications.

3

Computer Services Software and Systems Industry — The Computer Services Software and Systems Industry contributed to the Fund’s positive performance. The security software stocks should continue to benefit from increasing importance placed on network security, combined with the following significant trends:

•	the regulatory environment — Companies today are faced with complex and challenging regulations that will begin to hold them accountable for poor security efforts. The most visible regulation is Sarbanes-Oxley, which requires financial institutions to have controls in place to protect and encrypt customer data and information.

•	government spending — The Federal Government emerged as an enormous end market for security software after the events of September 11. The U.S. federal budget for network security products and services should continue to grow as civilian agencies follow new security regulations.

•	mobile computing — Mobility is quickly becoming the standard for the modern corporation and employee. The ability to access corporate resources while traveling or from remote locations will require more advanced technologies, such as identity management, firewalls and access controls.

Stocks that have helped Fund performance include the following:

Aladdin Knowledge Systems (ALDN) — Aladdin Knowledge Systems offers security products that are used to manage network security, including applications for managing content and guarding against computer viruses.

Websense Incorporated (WBSN) — Websense provides employee Internet management products that enable organizations to analyze, report and manage how their employees use computing resources, including Internet access, instant messaging (IM), peer-to-peer file sharing, network bandwidth and desktop applications.

DigitalNet Holdings (DNET) — DigitalNet Holdings Inc. is a provider of strategic consulting services, managed network services, information security solutions, and application development and integration services to United States defense, intelligence and civilian federal government agencies. During the third quarter BAE Systems agreed to acquire DigitalNet Holdings for a significant premium, and as a result we sold the stock.

Areas of underperformance for the Fund include the Communications Technology and Semi-Conductors Industries along with the Health Care Sector.

Communications Technology — The Communications Technology Industry experienced a slight interruption earlier in the year when Cingular announced it would acquire AT&T Wireless. Along with the shift in the competitive landscape, the industry took a hit when the Federal Reserve changed to a tightening fiscal policy stance. This hurt the more aggressive, higher beta names as technology multiples compressed. Industry participation included Packeteer Incorporated (PKTR) and Intervoice Incorporated (INTV). Packeteer, Inc. is a provider of application traffic management systems designed to deliver a set of visibility, control and compression capabilities to enterprise customers and service providers. Intervoice, Inc. provides converged voice and data solutions for network and enterprise operators. The Intervoice Omvia Voice Framework is built on an open-standard, distributed architecture and provides a comprehensive platform that allows organizations to connect, develop, run, manage and report on voice-driven solutions.

Semi-Conductors — The Semi-Conductor Industry was also negatively impacted when the Federal Reserve changed to a tightening fiscal policy stance. After the January 28 Federal Open Market Committee (FOMC) meeting, the Fed changed their posture to guard against the risk of stronger economic growth. With this shift, the market completely reversed course by becoming more risk averse and rewarding value stocks with the lowest price/earnings multiples. During the second quarter, we transitioned the Fund’s semi-conductor exposure from stocks that respond early in the cycle to those best suited for a cycle that is beginning to mature. We moved to underweight during the third quarter, and opportunistically added new ideas as the semi-conductors started to rally into the fourth quarter. Stocks in this area include Merix Corporation (MERX) and PLX Technology Incorporated (PLXT). Merix is a manufacturer of electronic-interconnect solutions for use in sophisticated electronic equipment. The company beat earnings expectations, but had to increase capital expenditures to ramp production at its Wood Village manufacturing plant and as a result was sold. PLX Technology, Inc. develops and supplies semiconductor devices that accelerate and manage the transfer of data in networking and telecommunications, enterprise storage, servers, personal computers (PCs), imaging and industrial equipment.

Health Care — Similar to the technology, the higher beta areas in the Health Care Sector were hit hard following the FOMC announcement in January. The markets experienced a dramatic shift between extreme beta and value which made a large negative impact on the Fund’s performance early on in the year, particularly in the Medical and Dental Instruments and Supplies Industry. Specific stocks include Closure Medical Corporation (CLSR) and Molecular Devices Corporation (MDCC). Closure Medical Corporation develops and manufactures biomaterial-based medical devices for wound care and wound closure that fulfill the needs of healthcare practitioners, patients and consumers. Molecular Devices Corporation is engaged in the design, development, manufacture, sales and service of bioanalytical measurement systems, primarily for life sciences and drug discovery applications, including specialized screening solutions and a variety of general-purpose research instruments.

4

The Micro Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Small Cap Fund

The Computer Services and Software and Chemical Industries, along with the Health Care and Energy Sectors were all areas of strength for the Brazos Small Cap Fund during this fiscal year.

Computer Services Software and Systems — As mentioned in the Micro Cap section, the Computer Services Software and Systems Industry contributed to the Fund’s positive performance. Stock names that have helped Fund performance include Websense Incorporated (WBSN), Aladdin Knowledge Systems (ALDN), and SRA International (SRX). For a description of Websense and Aladdin Knowledge Systems please refer to the Brazos Micro Cap section of this letter. SRA International provides information technology (IT) services and solutions for the national security, civil government, and health-care and public health markets. Key national security clients include the U.S. Army, Navy, Air Force, Marine Corps, and various Department of Defense agencies such as the Defense Logistics and Defense Information Systems Agencies.

Chemicals — Stocks in the Chemicals Industry benefited the Fund’s performance. We believe that this year is the beginning of sustained demand growth for the industry, as the slowdown in the global economy ends. Chemical demand, driven by a surge in economic growth and development in China, is beginning to catch up with the oversupply condition that has existed for several years. Although raw material prices continue to rise, the tight supply/demand for chemical products has enabled suppliers to increase prices adequately to more than offset the higher input costs. With continued strong demand, low inventories and new capacity only slowly coming online, chemical companies are just beginning to reap the benefit of a worldwide secular growth cycle.

Exposure in this industry includes the following:

Westlake Chemical Corporation (WLK) — Westlake Chemical Corporation is a vertically integrated manufacturer and marketer of basic chemicals, vinyls, polymers and fabricated products.

Georgia Gulf Corporation (GGC) — Georgia Gulf Corporation is a North American manufacturer and marketer of two integrated product lines, chlorovinyls and aromatics. Cyclical upturns in industries for both of these products should translate into rapid earnings and cash flow growth during the next few years.

Health Care — Within the Health Care Sector, your exposure in the contact lens market contributed to positive returns in the Fund. We remain excited about the investment opportunities in the eye care industry as contact lenses, surgical technologies and pharmaceuticals solve vision problems and diseases that are not currently addressed. Growth within the industry should continue to accelerate driven by new products, international penetration in Europe and Japan, and a demographic shift as the children of the baby boomers age.

Exposure in this industry included:

The Cooper Companies (COO) and Ocular Sciences (OCLR) — During the third quarter, The Cooper Companies, Inc. (COO), offered to acquire another holding within your portfolio, Ocular Sciences, Inc. (OCLR), for $44 per share in cash and common stock. This offer represented a 17% premium to the trading price of Ocular Sciences at the time of the announcement. Following the news we sold Ocular Sciences for a nice gain, but decided to continue holding The Cooper Companies.

Energy Sector — The Energy Sector has been a top contributor during the twelve month period. As mentioned in the Micro Cap section, the natural gas and oil producers are benefiting from a substantial upward move in commodity prices due to several reasons.

5

The Brazos Small Cap Fund’s participation in the Energy Sector included ownership of the following:

Quicksilver Resources Inc. (KWK) — Quicksilver Resources is an independent oil and gas company engaged in the acquisition, development, exploration, production and sale of natural gas, crude oil and natural gas liquids, as well as the marketing, processing and transmission of natural gas.

Evergreen Resources (EVG) — Evergreen Resources, Inc. is an independent energy company primarily engaged in the operation, development, production, exploration and acquisition of North American unconventional natural gas properties. In May, Pioneer Natural Resources Company (PDG) announced that it would acquire Evergreen Resources, and we sold Evergreen following the news.

Areas of weakness for the fund included the Drugs and Pharmaceutical, Biotechnology Research and Production and Telecommunications Equipment Industries.

Drugs and Pharmaceutical — After outperforming relative to the market the past few years, the Drugs and Pharmaceutical Industry experienced a swift correction during the past twelve months due to weak earnings growth. After trading near peak historic multiples last summer, specialty and generic drug stocks are now trading near historic lows. The concern is that several branded manufacturers may try to re-enter the generic markets, or that authorized generics could take market share from generic companies. While these concerns remain, there are $30 billion in branded products going generic over the next five years that should restore earnings growth to the industry. Negative performers in this industry include Salix Pharmaceuticals Ltd. (SLXP) and Par Pharmaceutical Companies (PRX). Salix Pharmaceuticals, Ltd. is a specialty pharmaceutical company engaged in acquiring, developing and commercializing prescription drugs used in the treatment of a variety of gastrointestinal diseases that affect the digestive tract. Par Pharmaceutical Companies, Inc., formerly, Pharmaceutical Resources, Inc. (PRX) is a holding company together with its wholly owned subsidiary, Par Pharmaceutical, Inc. (Par), is in the business of manufacturing and distributing generic drugs in the United States.

Health Care — The higher beta areas in the Health Care Sector, such as the Biotechnology Research and Production Industry were hit hard following the FOMC announcement in January. The markets experienced a dramatic shift between extreme beta and value which made a large negative impact on the Fund’s performance early on in the year. Martek Biosciences Corporation (MATK), one of the stocks in this industry, develops, manufactures and sells products from microalgae. The Company’s leading products are nutritional oils used as ingredients in infant formula, foods and dietary supplements.

Telecommunications Equipment — Despite finding good companies which were leveraged to an improvement in corporate IT and telecomm service provider spending, the Telecommunications Equipment Industry was a source of underperformance. Even though the fundamentals remain intact, since the market peaked in late January, these technology holdings have gone through a correction period, despite continuing to meet and beat current consensus estimates. Two names that hurt the Fund’s performance during this fiscal year were C-COR Incorporated (CCBL) and Novatel Wireless Incorporated (NVTL). C-COR.net Corp. provides communications equipment, software solutions and technical services to the global market for the full network lifecycle of two-way hybrid fiber coaxial broadband networks. Novatel Wireless, Inc. is a provider of wireless broadband access solutions for the worldwide mobile communications market.

The Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Mid Cap Fund

The Chemical and Retail Industries along with the Energy Sector were all areas of strength for the Brazos Mid Cap Fund.

Chemicals — As mentioned in the Small Cap portion of this letter, we believe that this year is the beginning of sustained demand growth for the industry, as the slowdown in the global economy ends.

Exposure in this industry includes the following:

Georgia Gulf Corporation (GGC) — Georgia Gulf Corporation is a North American manufacturer and marketer of two integrated product lines, chlorovinyls and aromatics.

Nova Chemicals Corporation (NCX) — NOVA Chemicals Corporation is engaged in the production and marketing of petrochemicals.

6

Lyondell Chemical Company (LYO) — Lyondell Chemical Company is a global chemical company involved in the manufacturing and marketing of intermediate and performance chemicals. Strong market conditions driven by worldwide demand and little new capacity expansion for the next few years has created an exceptionally strong pricing environment for these companies.

Retail — The Retail Industry has also been an area of strength for the Brazos Mid Cap Fund. These stocks have generated growth since last fall due to improved spending trends reflecting the better economy and more favorable fashion.

Fund participation in this area include the following:

American Eagle Outfitters (AEOS) — American Eagle Outfitters is a lifestyle retailer that designs, markets and sells its own brand of affordable, casual clothing for 15 to 25 year olds. The company executed well this fall as their back-to-school clothing line performed extremely well with their core customer base.

Circuit City Stores (CC) — Circuit City is a national retailer of brand-name consumer electronics, personal computers (PCs) and entertainment software. During the past few years the company set out to restructure and revitalize their retail operations. Their aggressive store relocation plan, remodeling activities, and continued cost reductions began to produce meaningful results in 2004.

Nordstrom Incorporated (JWN) — Nordstrom Incorporated is a fashion specialty retailer, with 150 United States stores located in 27 states. The Company operates 94 full-line stores, 49 Nordstrom Racks, five Faconnable boutiques, one freestanding shoe store and one clearance store. The company hit stride last Christmas and early into this year as high-end retailers experienced a rebound in spending. They also began to see benefits from its Perpetual Inventory System which allowed for better buying decisions while keeping expense and inventory growth in check.

Energy Sector — The Energy Sector has been a top contributor during the twelve month period, as the natural gas, oil, and coal producers are benefiting from a substantial upward move in commodity prices due to several reasons mentioned in the Small Cap portion of this letter.

The top contributors to the Fund within this sector were:

XTO Energy (XTO) — XTO Energy is an independent oil and natural gas company whose principal activities are acquisition, development, exploitation, and exploration of natural gas. The company benefited from higher than expected production in the company’s core areas: East Texas, the Arkoma Basin, and the San Juan Basin.

Premcor (PCO) — Premcor is an independent petroleum refiner and supplier of unbranded transportation fuels, heating oil, petrochemical feedstocks, and petroleum coke.

Peabody Energy (BTU) — Peabody Energy is a private-sector coal company that owns, through its subsidiaries, majority interests in 29 coal operations located throughout the coal-producing regions in the United States and in Australia. As the price for natural gas continued to escalate last year due to fundamental forces, the demand for cheaper alternatives, such as coal, drove performance of Peabody’s stock price.

Specific areas of weakness during the period under review included the following areas:

Communications Technology — As discussed in the Micro Cap section of this letter, stocks in the Communications Technology industry took a hit when the Federal Reserve changed to a tightening fiscal policy stance in late January. Stocks owned in the Brazos Mid Cap Fund included Extreme Networks (EXTR), Tellabs (TLAB), and Webex Communications (WEBX). Extreme Networks is a provider of network infrastructure equipment for corporate, government, and health care enterprises and metropolitan telecommunications service providers. Tellabs designs and markets communications equipment for telecommunications service providers worldwide. Tellabs’ products include solutions for next-generation optical networking, managed access, carrier-class data, voice-quality enhancement and cable telephony. WebEx Communications, Inc. develops and markets services that allow end users to conduct meetings and share software applications, documents, presentations and other content on the Internet using a standard Web browser. While these three stocks met earnings and revenue expectations they underperformed as investors took profits in technology names and rotated out of the sector.

7

Drugs and Pharmaceutical — Again the Drugs and Pharmaceuticals Industry was an area of underperformance for the Fund. Please refer to the Small Cap Fund section above for additional details of the industry. Names in this area included Barr Pharmaceuticals (BRL), Onyx Pharmaceuticals (ONXX), and Impax Laboratories (IPXL). Barr Pharmaceuticals, Inc. is a specialty pharmaceutical company that develops, manufactures and markets both generic and pharmaceutical products through its operating subsidiaries, Barr Laboratories, Inc. and Duramed Pharmaceuticals, Inc. Onyx Pharmaceuticals is a biopharmaceutical company developing therapies that target the molecular mechanisms that cause cancer. Jointly with Bayer Corporation, the company is developing a first-in-class compound for kidney cancer that is currently in Phase III trials. Impax Laboratories is a technology-based, specialty pharmaceutical company focused on the development and commercialization of generic and brand name pharmaceuticals.

Production Technology Equipment — Another industry that underperformed as investors rotated out of high beta names after the Fed meeting in January was the Production Technology Equipment Industry. Two names that detracted from performance include Cognex (CGNX) and Varian Semiconductor (VSEA). Cognex designs, develops, manufactures and markets machine vision systems (computers that can see) that are used to automate a range of manufacturing processes where vision is required. The company beat Wall Street estimates and raised guidance in the first quarter, but sold off over concerns regarding the semiconductor equipment cycle which represents 30% of their revenue. Varian Semiconductor designs and manufactures ion implantation systems required to build the transistors, or switches, at the heart of every integrated circuit.

Investing in mid capitalization stocks is more volatile than investing in large company stocks.

Growth Fund

The Energy Sector along with the Retail, Casinos and Gambling and Chemicals Industries were all areas of particular strength while holdings in the Communications Technology Industry and Health Care Sectors proved to be market laggards.

Energy Sector — As mentioned in the Mid Cap section, the Energy Sector has been a top contributor, as the natural gas, oil, and coal producers are benefiting from a substantial upward move in commodity prices due to several reasons mentioned in the Small Cap portion of this letter.

The top contributors to the Fund within this sector were:

XTO Energy (XTO) — XTO Energy is an independent oil and natural gas company whose principal activities are acquisition, development, exploitation, and exploration of natural gas. The company benefited from higher than expected production in the company’s core areas: East Texas, the Arkoma Basin, and the San Juan Basin.

Premcor (PCO) — Premcor is an independent petroleum refiner and supplier of unbranded transportation fuels, heating oil, petrochemical feedstocks, and petroleum coke.

Peabody Energy (BTU) — Peabody Energy is a private-sector coal company that owns, through its subsidiaries, majority interests in 29 coal operations located throughout the coal-producing regions in the United States and in Australia.

Retail Industry — The Retail Industry has also been an area of strength for the Brazos Growth Fund. Stocks in this industry have generated growth since last fall due to improved spending trends reflecting the better economy and more favorable fashion.

Fund participation in this area included:

American Eagle Outfitters (AEOS) — American Eagle Outfitters is a lifestyle retailer that designs, markets and sells its own brand of affordable, casual clothing for 15 to 25 year olds. The company performed well during the fall as their back-to-school clothing line performed extremely well with their core customer base.

Guitar Center (GTRC) — Guitar Center, Inc. is a retailer of guitars, amplifiers, percussion instruments, keyboards and pro-audio and recording equipment.

Circuit City Stores (CC) — Circuit City is a national retailer of brand-name consumer electronics, personal computers (PCs) and entertainment software. During the past few years the company set out to restructure and revitalize their retail operations. Their aggressive store relocation plan, remodeling activities, and continued cost reductions began to produce meaningful results in 2004.

8

Casinos and Gaming — Within the Casinos and Gaming Industry, a few select casino operators had solid moves as Las Vegas finally started to return to pre-9/11 activity levels, which should continue through next year given a return in convention activity. Many state budgets remain in crisis, allowing for gaming expansion opportunities across the U.S., while new international markets like the U.K. and Macau offer growth opportunities.

Your exposure to these positive trends includes the following:

Mandalay Resort Group (MBG) — Mandalay Resort Group is a hotel-casino operator consisting of 12 wholly owned resorts in Nevada and Mississippi, as well as investments in four joint ventures with operating resorts in Nevada, Illinois and Michigan. In June, MGM Mirage (MGG) agreed to acquire Manadalay Resort Group for $71 a share, a premium of approximately 30% to Mandalay’s closing share price the day before. We sold the stock on news of the buyout.

Caesars Entertainment (CZR) — Caesars Entertainment, Inc. is a casino/hotel operating in Nevada, New Jersey and Mississippi. The Company operates 29 properties with approximately 29,000 guest rooms and more than two million square feet of casino space.

Chemicals — As previously mentioned in the Mid Cap portion of this letter, we believe that this year is the beginning of sustained demand growth for the Chemical Industry, as the slowdown in the global economy ends.

Exposure in this industry includes:

Georgia Gulf Corporation (GGC) — Georgia Gulf Corporation is a North American manufacturer and marketer of two integrated product lines, chlorovinyls and aromatics.

Westlake Chemical Corporation (WLK) — Westlake Chemical Corporation is a vertically integrated manufacturer and marketer of basic chemicals, vinyls, polymers and fabricated products.

Nova Chemicals Corporation (NCX) — NOVA Chemicals Corporation is engaged in the production and marketing of petrochemicals.

Lyondell Chemical Company (LYO) — Lyondell Chemical Company is a global chemical company involved in the manufacturing and marketing of intermediate and performance chemicals. Strong market conditions driven by worldwide demand and little new capacity expansion for the next few years has created an exceptionally strong pricing environment for these companies.

Areas of weakness in the Growth Fund included:

Communications Technology Industry — As discussed in the Micro Cap section of this letter, stocks in the Communications Technology Industry took a hit when the Federal Reserve changed to a tightening fiscal policy stance in late January. Stocks owned in the Brazos Growth Fund included Tellabs (TLAB), Webex Communications (WEBX) and Ciena Corporation (CIEN). Tellabs, Inc. designs and markets communications equipment to telecommunications service providers worldwide. WebEx Communications, Inc. develops and markets services that allow end users to conduct meetings and share software applications, documents, presentations and other content on the Internet using a standard Web browser. And Ciena Corporation is a global provider of network solutions to telecommunications service providers and enterprises worldwide.

Health Care — Similar to the Technology Sector, the higher beta areas in the Health Care Sector were hit hard following the FOMC announcement in January. The markets experienced a dramatic shift between extreme beta and value which made a large negative impact on the Fund’s performance early on in the year, particularly in the Biotechnology Research and Production Industry.

Drugs and Pharmaceutical — As mentioned in the Small Cap section, the Drugs and Pharmaceutical Industry experienced a swift correction during the past twelve months due to weak earnings growth. The main concern is that several branded manufacturers may try to re-enter the generic markets, or that authorized generics could take market share from generic companies. Negative performers in this industry included Salix Pharmaceuticals Ltd. (SLXP), Teva Pharmaceutical Industries Ltd. (TEVA) and Barr Pharmaceutical Incorporated (PRX). Salix Pharmaceuticals, Ltd. is a specialty pharmaceutical company engaged in acquiring, developing and commercializing prescription drugs used in the treatment of a variety of gastrointestinal diseases that affect the digestive tract. Teva Pharmaceutical Industries Limited is a global pharmaceutical company engaged in development, production, marketing and distribution of products in two operating segments, Pharmaceuticals and Active Pharmaceutical Ingredients. Barr Pharmaceuticals, Inc. is a specialty pharmaceutical company that develops, manufactures and markets both generic and pharmaceutical products through its operating subsidiaries, Barr Laboratories, Inc. and Duramed Pharmaceuticals, Inc.

9

Real Estate Fund

With the exception of September, which was flat, the Morgan Stanley REIT index showed positive returns in each of the last six months. Manufactured Homes was the only sector of the index with a negative return; however, the sector is the smallest by far in the index making the impact of its poor performance negligible. The largest positive contribution to return came from the Shopping Centers sector, which is the fourth largest in terms of market capitalization and had the highest return of the ten sectors into which Bloomberg breaks the index. Regional Malls, the fifth largest sector was the second biggest contributor to index returns, while the largest sector, Office Properties, had the second worst performance and was a below average contributor to the index’s return. As far as individual securities were concerned, Innkeepers USA was by far the best performer, returning over fifty percent. At the other end of the distribution, mission West Properties and Affordable Residential were the worst performers, both losing over fifteen percent.

Funds that concentrate their investments in a specific sector, such as real estate, experience more volatility and are exposed to greater risk than more diversified mutual funds.

Closing

We believe the Brazos portfolios are well positioned as we enter 2005 and that strong earnings growth will lend credence to economic recovery. As the economy continues to expand, Brazos’ high quality companies will grow their earnings ahead of current consensus estimates and ahead of the broader market. The expanding economy has brought with it rising interest rates and a narrowing equity market. Strong earnings growth and reasonable valuations are requirements for successful stocks in 2005.

Furthermore, we believe that growth stocks will perform best in the current environment, and we will continue to focus on those stocks with the best fundamentals, including strong and consistent records of earnings and sales growth, outstanding and innovative products and/or services, sound management, superior profitability measures, and excellent sponsorship. Investing in high quality companies with above average earnings growth works and will be rewarded.

Finally, we thank you for your continued support of the Brazos Mutual Funds.

Sincerely,

Brazos Capital Management

Opinions expressed are those of Brazos Capital Management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the report for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

(a)
Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

(b)
Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

(c)
Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

(d)
The Morgan Stanley REIT Index tracks the performance of publicly traded real estate investment trusts (“REITS”). The Morgan Stanley REIT replaces the NAREIT Equity Index as the Real Estate Fund’s comparable broad-based securities market index.

10

You cannot invest directly in an index.

Distributed by Quasar Distributors, LLC. 01/05.

BRAZOS SMALL CAP PORTFOLIO

[LINE GRAPH]

	Brazos Small Cap Portfolio (Y)	Russell 2000 Index
12/31/96	$1,000,000	$1,000,000
5/31/97	$1,196,000	$1,050,405
11/30/97	$1,470,830	$1,187,831
5/31/98	$1,724,262	$1,257,620
11/30/98	$1,545,247	$1,094,652
5/31/99	$1,784,667	$1,206,915
11/30/99	$2,036,167	$1,248,679
5/31/00	$2,309,392	$1,309,546
11/30/00	$2,311,877	$1,224,889
5/31/01	$2,377,811	$1,363,683
11/30/01	$2,170,508	$1,265,563
5/31/02	$2,077,962	$1,338,705
11/30/02	$1,637,444	$1,116,175
5/31/03	$1,750,967	$1,323,155
11/30/03	$2,121,150	$1,649,302

SEC Avg. Annual Total Return
(as of 11/30/04)

			Since	Since	Since	Since
			Inception	Inception	Inception	Inception
	1 Year	5 Year	Y	N	B	II
Small Cap Portfolio Class Y	2.79%	1.38%	10.35%	n/a	n/a	n/a
Russell 2000 Growth Index	10.83%	(1.09)%	3.67%	1.10%	1.10%	1.10%
Russell 2000 Index	17.26%	8.29%	8.79%	8.70%	8.70%	8.70%
Small Cap Portfolio Class N	2.56%	0.93%	n/a	2.65%	n/a	n/a
Small Cap Portfolio Class B	1.89%	0.30%	n/a	n/a	2.03%	n/a
Small Cap Portfolio Class II	1.84%	0.25%	n/a	n/a	n/a	1.99%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N, B & II shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s returns to be higher than they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997 and 1999 for Brazos Small Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

11

BRAZOS REAL ESTATE SECURITIES PORTFOLIO

[LINE GRAPH]

	Brazos Real Estate Securities Portfolio (Y)	NAREIT Equity Index
12/31/96	$1,000,000	$1,000,000
5/31/97	$1,055,986	$1,008,042
11/30/97	$1,243,877	$1,174,863
5/31/98	$1,267,836	$1,149,885
11/30/98	$1,074,248	$1,017,775
5/31/99	$1,151,478	$1,056,615
11/30/99	$ 989,818	$ 917,237
5/31/00	$1,120,755	$1,044,210
11/30/00	$1,194,124	$1,117,141
5/31/01	$1,305,616	$1,258,891
11/30/01	$1,382,942	$1,329,985
5/31/02	$1,557,330	$1,507,552
11/30/02	$1,465,907	$1,404,008
5/31/03	$1,642,821	$1,576,379
11/30/03	$1,917,853	$1,874,125

SEC Avg. Annual Total Return
(as of 11/30/04)

			Since	Since	Since	Since
			Inception	Inception	Inception	Inception
	1 Year	5 Year	Y	N	B	II
Real Estate Securities Portfolio Class Y	27.63%	19.85%	11.97%	n/a	n/a	n/a
Morgan Stanley REIT Index	29.29%	21.25%	11.77%	18.45%	18.45%	18.45%
NAREIT Equity Index	29.59%	21.55%	11.89%	18.76%	18.76%	18.76%
Real Estate Securities Portfolio Class N	27.02%	19.30%	n/a	16.74%	n/a	n/a
Real Estate Securities Portfolio Class B	26.27%	18.54%	n/a	n/a	16.00%	n/a
Real Estate Securities Portfolio Class II	26.24%	18.55%	n/a	n/a	n/a	16.01%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N, B & II shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s returns to be higher than they otherwise would have been. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT. The Morgan Stanley REIT Index tracks the performance of publicly traded Real Estate Investment Trusts.

12

BRAZOS MICRO CAP PORTFOLIO

[LINE GRAPH]

Date	Brazos Micro Cap Portfolio (Y)	Russell 2000 Index
12/31/1997	$1,000,000	$1,000,000
05/31/1998	$1,310,000	$1,047,075
11/30/1998	$1,203,000	$917,755
05/31/1999	$1,556,000	$1,018,943
11/30/1999	$1,993,055	$1,061,533
05/31/2000	$2,680,729	$1,055,362
11/30/2000	$2,680,729	$1,055,362
05/31/2001	$2,971,195	$1,183,664
11/30/2001	$2,731,976	$1,106,211
05/31/2002	$2,607,033	$1,177,708
11/30/2002	$1,845,183	$988,978
05/31/2003	$2,099,645	$1,081,336
11/30/2003	$2,907,200	$1,347,876

SEC Avg. Annual Total Return
(as of 11/30/04)

			Since	Since	Since	Since
			Inception	Inception	Inception	Inception
	1 Year	5 Year	Y	N	B	II
Micro Cap Portfolio Class Y	6.24%	9.16%	17.71%	n/a	n/a	n/a
Russell 2000 Growth Index	10.83%	(1.09)%	2.43%	2.44%	2.44%	2.44%
Russell 2000 Index	17.26%	8.29%	6.95%	9.13%	9.13%	9.13%
Micro Cap Portfolio Class N	5.86%	n/a	n/a	0.78%	n/a	n/a
Micro Cap Portfolio Class B	5.21%	n/a	n/a	n/a	0.11%	n/a
Micro Cap Portfolio Class II	5.21%	n/a	n/a	n/a	n/a	0.11%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Prior to July 15, 2003, the minimum initial Class Y shares requirement was $50,000. Class N, B & II shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. The graph and table do not reflect deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1998 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

13

BRAZOS GROWTH PORTFOLIO

[LINE GRAPH]

	Brazos Multi Cap Portfolio (Y)	S&P 500 Index
12/31/98	$1,000,000	$1,000,000
5/31/99	$1,328,000	$1,064,728
11/30/99	$1,723,948	$1,143,092
5/31/00	$2,201,034	$1,176,284
11/30/00	$2,364,871	$1,094,856
5/31/01	$2,442,338	$1,052,143
11/30/01	$2,210,688	$961,026
5/31/02	$2,120,601	$906,445
11/30/02	$1,572,934	$802,326
5/31/03	$1,647,291	$833,362
11/30/03	$1,981,897	$923,392

SEC Avg. Annual Total Return
(as of 11/30/04)

			Since	Since	Since	Since
			Inception	Inception	Inception	Inception
	1 Year	5 Year	Y	N	B	II
Growth Portfolio Class Y	4.33%	3.70%	13.07%	n/a	n/a	n/a
Russell 3000 Growth Index	6.24%	(7.68)%	(3.43)%	(11.28)%	(3.78)%	(3.78)%
S&P 500 Index	12.86%	(1.83)%	0.66%	(3.48)%	(0.08)%	(0.08)%
Growth Portfolio Class N	3.96%	n/a	n/a	(2.98)%	n/a	n/a
Growth Portfolio Class B	3.20%	n/a	n/a	n/a	(5.24)%	n/a
Growth Portfolio Class II	3.28%	n/a	n/a	n/a	n/a	(5.24)%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and Class B & II shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. The graph and table do not reflect deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Multi Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, certain periods such as 1999 for Brazos Multi Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Index is comprised of the 3000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth rates.

14

BRAZOS MID CAP PORTFOLIO

[LINE GRAPH]

	Brazos Mid Cap Portfolio (Y)	Russell Mid Cap Index
12/31/99	$1,000,000	$1,000,000
5/31/00	$1,013,932	$1,021,000
11/30/00	$838,366	$1,005,990
5/31/01	$767,707	$1,071,380
11/30/01	$678,868	$982,242
5/31/02	$636,017	$1,032,630
11/30/02	$544,451	$891,470
5/31/03	$598,870	$978,923
11/30/03	$722,170	$1,164,527
5/31/04	$761,288
11/30/2004	$804,515

SEC Avg. Annual Total Return
(as of 11/30/04)

		Since	Since
		Inception	Inception
	1 Year	Y	N
Mid Cap Portfolio Class Y	5.78%	3.78%	n/a
Russell Mid Cap Growth Index	11.40%	(4.11)%	(7.69)%
Russell Mid Cap Index	18.77%	7.01%	5.62%
Mid Cap Portfolio Class N	5.50%	n/a	(0.41)%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and B & II shares commenced operations on May 1, 2001. The minimum required investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends. The graph and table do not reflect deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s returns to be higher than they otherwise would have been. The longer term performance results presented for the Brazos Mid Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 2000 for Brazos Mid Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Mid Cap Growth Index measures the performance of those companies in the Russell Mid Cap Index with higher price-to-book ratios and higher forecasted growth rates.

15

Brazos Mutual Funds — Sector Allocation
Small Cap Portfolio (expressed as a percentage of Market Value)

(CHART)

Real Estate Portfolio (expressed as a percentage of Market Value)

(CHART)

Brazos Mutual Funds — Sector Allocation
Micro Cap Portfolio (expressed as a percentage of Market Value)

(CHART)

Growth Portfolio (expressed as a percentage of Market Value)

(CHART)

Brazos Mutual Funds — Sector Allocation
Mid Cap Portfolio (expressed as a percentage of Market Value)

(CHART)

The Funds file complete schedules of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-888-SEC-0330.

Brazos Mutual Funds
Additional Information on Fund Expenses

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/04 — 11/30/04).

Actual Expenses

The fourth column of the table below provides information about account values based on actual returns and actual expenses. In addition to the sales loads on certain share classes, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The sixth column of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%

16

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns For the Six Months Ended November 30, 2004

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio (1)	Beginning Account Value 6/1/04	Ending Account Value 11/30/04	Expenses Paid During Period (2)	Ending Account Value 11/30/04	Expenses Paid During Period (2)
Small Cap Portfolio	Class Y	1.27%	$1,000.00	$1,076.10	$ 6.59	$1,018.65	$ 6.41
	Class N	1.57%	$1,000.00	$1,074.90	$ 8.14	$1,017.15	$ 7.92
	Class B	2.22%	$1,000.00	$1,069.90	$11.49	$1,013.90	$11.18
	Class II	2.22%	$1,000.00	$1,071.50	$11.50	$1,013.90	$11.18
Real Estate Securities Portfolio	Class Y	1.25%	$1,000.00	$1,216.60	$ 6.93	$1,018.75	$ 6.31
	Class N	1.65%	$1,000.00	$1,214.20	$ 9.13	$1,016.75	$ 8.32
	Class B	2.30%	$1,000.00	$1,210.10	$12.71	$1,013.50	$11.58
	Class II	2.30%	$1,000.00	$1,210.00	$12.71	$1,013.50	$11.58
Micro Cap Portfolio	Class Y	1.60%	$1,000.00	$1,119.90	$ 8.48	$1,017.00	$ 8.07
	Class N	1.90%	$1,000.00	$1,118.20	$10.06	$1,015.50	$ 9.57
	Class B	2.55%	$1,000.00	$1,114.30	$13.48	$1,012.25	$12.83
	Class II	2.55%	$1,000.00	$1,114.30	$13.48	$1,012.25	$12.83
Growth Portfolio	Class Y	1.22%	$1,000.00	$1,040.30	$ 6.22	$1,018.90	$ 6.16
	Class N	1.57%	$1,000.00	$1,038.80	$ 8.00	$1,017.15	$ 7.92
	Class B	2.22%	$1,000.00	$1,034.30	$11.29	$1,013.90	$11.18
	Class II	2.22%	$1,000.00	$1,035.10	$11.29	$1,013.90	$11.18
Mid Cap Portfolio	Class Y	1.11%	$1,000.00	$1,051.90	$ 5.69	$1,019.45	$ 5.60
	Class N	1.46%	$1,000.00	$1,050.00	$ 7.48	$1,017.70	$ 7.36

___________________

(1)  -Based on the most recent six month period; may differ from one year data in the Financial Highlights.

(2)  -Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 366 to reflect the one-half year period.

17

BRAZOS MUTUAL FUNDS — BRAZOS SMALL CAP PORTFOLIO
Portfolio of Investments
November 30, 2004

Security Description	Shares	Value
COMMON STOCKS — 99.5%
BASIC RESOURCES (NON-ENERGY) — 8.4%
Georgia Gulf Corporation	116,000	$6,679,280
Great Lakes Chemical Corporation	100,200	2,935,860
Westlake Chemical Corporation	194,000	6,089,660
		15,704,800
BUSINESS SERVICES — 7.7%
Jones Lang LaSalle Incorporated†	41,400	1,486,260
Labor Ready, Inc.†	167,445	2,659,027
Monster Worldwide Inc.†	81,100	2,286,209
MPS Group, Inc.†	229,590	2,585,183
Portfolio Recovery Associates, Inc.†	43,700	1,638,750
The Corporate Executive Board Company	56,390	3,782,641
		14,438,070
CONSUMER MERCHANDISING — 3.8%
Aaron Rents, Inc.	62,102	1,506,595
American Eagle Outfitters, Inc.	54,300	2,268,111
Fossil, Inc.†	74,100	2,004,405
Stein Mart, Inc.†	80,900	1,345,367
		7,124,478
CONSUMER SERVICES — 6.1%
Bright Horizons Family Solutions, Inc.†	49,503	3,106,313
Corinthian Colleges, Inc.†	171,400	2,986,645
ITT Educational Services, Inc.†	63,200	3,016,536
Shuffle Master, Inc.†	53,150	2,446,495
		11,555,989
DEFENSE — 10.6%
Applied Signal Technology, Inc	73,900	2,805,244
CACI International, Inc. — Class A†	22,700	1,410,351
Ceradyne, Inc.†	38,500	1,901,900
DRS Technologies, Inc.†	65,800	2,810,976
FLIR Systems, Inc.†	47,598	2,682,147
SI International, Inc.†	118,300	3,423,602
SRA International, Inc. — Class A†	44,500	2,582,780
United Defense Industries, Inc.†	50,100	2,269,530
		19,886,530
ELECTRONIC COMPONENTS — 5.4%
Cree, Inc.†	77,600	2,776,528
Microsemi Corporation†	172,000	3,061,600
Microtune, Inc.†	278,600	1,666,028
Sigmatel Incorporated†	75,100	2,687,078
		10,191,234
ELECTRONIC TECHNOLOGY — 6.4%
AMX Corporation†	88,600	1,563,790
Extreme Networks, Inc.†	459,800	3,140,434
II-VI Incorporated†	52,600	2,269,690
Ixia†	188,500	2,657,850
MicroStrategy, Inc.†	36,000	2,323,800
		11,955,564
ENERGY — 9.5%
Arch Coal, Inc.	64,914	2,479,715
Atwood Oceanics, Inc.†	27,700	1,452,311
FMC Technologies, Inc.†	42,700	1,402,695
Hornbeck Offshore Services, Inc.†	135,500	2,737,100
Quicksilver Resources Inc.†f	68,600	2,359,840
Range Resources Corporation	149,500	3,100,630
Todco — Class A†	246,400	4,314,464
		17,846,755
FINANCIAL INSTITUTIONS — 3.3%
Affiliated Managers Group, Inc.†	60,300	3,821,814
Wintrust Financial Corporation	39,700	2,375,648
		6,197,462

18

FINANCIAL SERVICES & SOFTWARE — 1.7%
Calamos Asset Management, Inc. — Class A†	138,900	3,294,708
HEALTHCARE PRODUCTS — 7.8%
Abiomed, Inc.†	105,400	1,599,972
Advanced Medical Optics, Inc.†	44,100	1,833,678
Arthrocare Corporation†	99,100	2,999,757
Ista Pharmaceuticals, Inc.†	118,800	1,189,188
Salix Pharmaceuticals, Ltd.†f	131,200	1,987,680
Telik, Inc.†	84,000	1,605,240
The Cooper Companies, Inc.	49,866	3,467,183
		14,682,698
HEALTHCARE SERVICES — 5.3%
Beverly Enterprises, Inc.†	399,000	3,459,330
Covance Inc.†	83,000	3,275,180
HealthExtras, Inc.†	76,500	1,221,705
Psychiatric Solutions, Inc.†	59,300	1,930,215
		9,886,430
HEALTHCARE TECHNOLOGY — 3.4%
Aspect Medical Systems, Inc.†	27,500	671,000
Encysive Pharmaceuticals Inc.†	126,600	1,373,610
Isolagen Inc.†	151,000	1,146,090
Lexicon Genetics Incorporated†	126,300	887,889
Molecular Devices Corporation†	107,900	2,269,137
		6,347,726
TECHNOLOGY SERVICES & SOFTWARE — 10.8%
Aladdin Knowledge Systems†f	122,900	3,574,055
Benchmark Electronics, Inc.†	93,400	3,273,670
Hyperion Solutions Corp.†	57,600	2,581,056
Infocrossing, Inc.†	284,300	4,776,240
Open Solutions, Inc.†	43,300	1,145,285
WebEx Communications, Inc.†	64,900	1,540,726
Websense, Inc.†	71,519	3,437,203
		20,328,235
TELECOMMUNICATIONS — 5.2%
Alvarion Ltd.†f	253,300	3,715,911
Novatel Wireless, Inc.†	160,700	3,384,342
Tekelec†	115,400	2,701,514
		9,801,767
TRADITIONAL HEAVY INDUSTRY — 2.8%
Bucyrus International, Inc. — Class A	79,400	3,136,300
Mine Safety Appliances Company	44,300	2,099,820
		5,236,120
TRANSPORTATION — 1.3%
Overnite Corp	71,100	2,512,674
TOTAL COMMON STOCKS (Cost $156,486,863)		186,991,240
SHORT TERM INVESTMENTS — 1.0%
SEI Daily Income Trust Government Fund — Class B	939,288	939,288
SEI Daily Income Trust Treasury Fund — Class B	939,288	939,288
TOTAL SHORT TERM INVESTMENTS (Cost $1,878,576)		1,878,576
Total Investments — 100.5% (Cost $158,365,439)		188,869,816
Liabilities in Excess of Other Assets — (0.5)%		(864,874)
Total Net Assets — 100.0%		$188,004,942

†   Non Income Producing

f   Foreign Security

19

BRAZOS MUTUAL FUNDS — REAL ESTATE SECURITIES PORTFOLIO
Portfolio of Investments
November 30, 2004

Security Description	Shares	Value
REIT STOCKS — 97.0%
APARTMENTS — 16.4%
America First Apartment Investors, Inc.	1,180	$14,243
Amli Residential Properties Trust	2,840	92,272
Apartment Investment & Management Co.	10,590	385,158
Archstone-Smith Trust	21,890	798,985
Associated Estates Realty Corp.	2,200	21,604
AvalonBay Communities, Inc.	8,050	572,355
BRE Properties, Inc.	5,610	227,990
Camden Property Trust	4,460	218,674
Cornerstone Realty Income Trust, Inc.	6,290	62,963
Equity Residential	31,410	1,058,831
Essex Property Trust, Inc.	2,560	206,157
Gables Residential Trust	3,280	116,998
Home Properties, Inc.	3,730	153,601
Mid-America Apartment Communities, Inc.	2,290	90,363
Post Properties, Inc.	4,470	152,427
Summit Properties, Inc.	3,530	112,430
Town & Country Trust	1,950	54,990
United Dominion Realty Trust, Inc.	14,310	328,987
		4,669,028
DIVERSIFIED — 8.5%
Bedford Property Investors	1,820	50,778
Capital Automotive REIT	4,290	144,616
Colonial Properties Trust	3,050	120,780
Correctional Properties Trust	1,230	34,969
Crescent Real Estate Equities Co.	11,120	201,272
Entertainment Properties Trust	2,750	118,002
Equity Lifestyle Properties,Inc.	2,560	92,928
Getty Realty Corp.	2,770	80,302
Investors Real Estate Trust	4,750	50,160
Lexington Corporate Properties Trust	5,410	121,563
Mission West Properties Inc.	2,030	20,807
One Liberty Properties, Inc.	1,100	21,164
PS Business Parks, Inc.	2,450	109,883
Sizeler Property Investors, Inc.	1,480	15,170
US Restaurant Properties, Inc.	2,530	45,920
Vornado Realty Trust	14,090	1,035,615
Washington Real Estate Investment Trust	4,680	154,112
		2,418,041
HEALTHCARE — 5.4%
Health Care Property Investors, Inc.	14,850	398,425
Health Care REIT, Inc.	5,780	204,728
Healthcare Realty Trust, Inc.	5,340	217,338
National Health Realty, Inc.	1,080	21,676
Nationwide Health Properties, Inc.	7,450	170,605
OMEGA Healthcare Investors, Inc.	5,210	65,177
Senior Housing Properties Trust	7,110	139,925
Universal Health Realty Income Trust	1,320	43,204
Ventas, Inc.	9,410	255,011
Windrose Medical Properties Trust	1,290	18,640
		1,534,729
HOTELS — 0.1%
Ashford Hospitality Trust, Inc.	2,890	28,611

20

INDUSTRIAL — 7.5%
AMB Property Corp.	9,250	369,538
Catellus Development Corp.	11,530	362,042
CenterPoint Properties Trust	5,400	252,990
EastGroup Properties, Inc.	2,360	88,783
First Industrial Realty Trust, Inc.	4,760	189,448
First Potomac Realty Trust†	1,590	36,554
Monmouth Real Estate Investment Corp. — Class A	1,910	15,796
ProLogis	20,340	818,278
		2,133,429
LODGING/RESORTS — 4.8%
Boykin Lodging Co.†	1,960	17,169
Equity Inns Inc.	5,680	58,618
FelCor Lodging Trust Inc.†	6,640	85,922
Hersha Hospitality Trust	2,230	22,099
Highland Hospitality Corp.	4,480	50,445
Hospitality Properties Trust	7,510	337,499
Host Marriott Corp.†	38,850	608,391
Innkeepers USA Trust	4,210	56,751
LaSalle Hotel Properties	3,340	102,538
Winston Hotels, Inc.	2,950	33,571
		1,373,003
MANUFACTURED HOMES — 0.6%
Affordable Residential Communities	4,570	58,953
American Land Lease, Inc.	820	17,507
Sun Communities, Inc.	2,130	83,986
United Mobile Homes, Inc.	980	14,592
		175,038
MIXED: OFFICE/INDUSTRIAL — 4.3%
Duke Realty Corp	15,910	549,691
Liberty Property Trust	9,520	390,320
Reckson Associates Realty Corp.	8,440	273,287
		1,213,298
OFFICE — 18.1%
Alexandria Real Estate Equities, Inc.	2,170	155,806
American Financial Realty Trust	12,340	183,743
Arden Realty, Inc.	7,330	263,880
Boston Properties, Inc.	12,110	728,780
Brandywine Realty Trust	6,000	170,700
CarrAmerica Realty Corp.	6,080	196,931
Corporate Office Properties Trust	4,040	112,231
Cousins Properties, Inc.	5,500	180,400
CRT Properties, Inc.	3,010	73,865
Equity Office Properties Trust	45,090	1,237,720
Glenborough Realty Trust Incorporated	3,580	78,187
Government Properties Trust, Inc.	2,320	24,592
Highwoods Properties, Inc.	6,010	155,479
HRPT Properties Trust	19,830	239,745
Kilroy Realty Corp.	3,190	128,940
Mack-Cali Realty Corp.	6,780	296,557
Maguire Properties, Inc.	4,780	125,762
Parkway Properties Inc.	1,270	63,627
Prentiss Properties Trust	5,020	187,698
SL Green Realty Corp.	4,470	257,606
Trizec Properties, Inc.	16,980	279,660
		5,141,909
REGIONAL MALLS — 13.7%
CBL & Associates Properties, Inc.	3,450	252,851
General Growth Properties, Inc.	26,320	903,039
Glimcher Realty Trust	3,990	107,531

21

Pennsylvania Real Estate Investment Trust	4,040	164,630
Simon Property Group, Inc.	24,735	1,535,549
Taubman Centers, Inc.	5,370	157,878
The Macerich Co.	6,610	401,491
The Mills Corp.	6,070	360,315
		3,883,284
SHOPPING CENTERS — 13.9%
Acadia Realty Trust	3,490	52,873
Cedar Shopping Centers, Inc.	1,850	25,160
Commercial Net Lease Realty	5,810	118,117
Developers Diversified Realty Corp.	11,440	492,492
Equity One, Inc.	8,020	182,375
Federal Realty Investment Trust	5,790	290,368
Heritage Property Investment Trust	5,240	168,204
Kimco Realty Corp.	12,440	707,587
Kramont Realty Trust	2,710	54,525
New Plan Excel Realty Trust	11,440	302,931
Pan Pacific Retail Properties, Inc.	4,520	268,036
Price Legacy Corp.	4,130	78,883
Ramco-Gershenson Properties Trust	1,890	57,513
Realty Income Corp.	4,440	221,245
Regency Centers Corp.	6,990	363,480
Saul Centers, Inc.	1,830	66,704
Tanger Factory Outlet Centers, Inc.	1,540	77,169
Urstadt Biddle Properties — Class A	2,090	35,217
Weingarten Realty Investors	9,930	404,648
		3,967,527
STORAGE — 3.7%
Public Storage, Inc.	14,400	768,672
Shurgard Storage Centers, Inc.	5,200	215,176
Sovran Self Storage, Inc.	1,740	73,498
		1,057,346
TOTAL REIT STOCKS (Cost $22,612,992)		27,595,243
EXCHANGE-TRADED FUNDS — 2.2%
iShares Cohen & Steers Realty Majors Index Fund	4,700	616,875
TOTAL EXCHANGE TRADED FUNDS (Cost $595,870)		616,875
SHORT TERM INVESTMENTS — 1.9%
SEI Daily Income Trust Government Fund — Class B	277,231	277,231
SEI Daily Income Trust Treasury Fund — Class B	277,230	277,230
TOTAL SHORT TERM INVESTMENTS (Cost $554,461)		554,461
Total Investments — 101.1% (Cost $23,926,054)		28,766,579
Liabilities in Excess of Other Assets — (1.1)%		(312,194)
Total Net Assets — 100.0%		$28,454,385

† Non Income Producing

22

BRAZOS MUTUAL FUNDS — MICRO CAP PORTFOLIO
Schedule of Investments
November 30, 2004

Security Description	Shares	Value
COMMON STOCKS — 98.6%
BASIC RESOURCES (NON-ENERGY) — 2.6%
Pioneer Companies, Inc.†	187,600	$ 4,455,500
BUSINESS SERVICES — 7.3%
American Ecology Corporation†	215,200	2,599,616
Euronet Worldwide, Inc.†	70,800	1,741,680
Flanders Corporation†	186,800	1,864,264
Labor Ready, Inc.†	170,100	2,701,188
Portfolio Recovery Associates, Inc.†	96,400	3,615,000
		12,521,748
CHEMICALS — 2.5%
Terra Industries, Inc.†	518,700	4,253,340
CONSUMER DURABLES — 1.4%
Building Material Holding Corporation	66,800	2,434,860
CONSUMER MERCHANDISING — 3.9%
Celebrate Express, Inc.†	143,500	2,583,000
Deckers Outdoor Corporation†	52,900	2,302,208
Stein Mart, Inc.†	107,000	1,779,410
		6,664,618
CONSUMER SERVICES — 4.9%
Bright Horizons Family Solutions, Inc.†	90,510	5,679,502
Central European Distribution Corporation†	104,400	2,744,676
		8,424,178
DEFENSE — 7.7%
American Science and Engineering, Inc.†	79,200	2,927,232
Applied Signal Technology, Inc.	60,600	2,300,376
Essex Corporation†	88,400	1,558,492
SI International, Inc.†	104,000	3,009,760
United Industrial Corp.	91,300	3,560,700
		13,356,560
ELECTRONIC COMPONENTS — 8.4%
BEI Technologies, Inc.	76,300	2,239,405
LeCroy Corporation†	161,100	3,449,151
Measurement Specialties, Inc.†	93,000	2,372,430
Microsemi Corporation†	110,200	1,961,560
Microtune, Inc.†	326,900	1,954,862
Sigmatel Incorporated†	68,400	2,447,352
		14,424,760
ELECTRONIC TECHNOLOGY — 6.0%
AMX Corporation†	235,400	4,154,810
II-VI Incorporated†	76,700	3,309,605
Ixia†	200,000	2,820,000
		10,284,415
ENERGY — 10.3%
Atwood Oceanics, Inc.†	102,000	5,347,860
Crosstex Energy, Inc.	57,800	2,327,606
Giant Industries, Inc.†	75,300	2,108,400
Hornbeck Offshore Services, Inc.†	156,200	3,155,240
Penn Virginia Corporation	46,500	2,020,890
Pioneer Drilling Company†	292,200	2,819,730
		17,779,726
FINANCIAL SERVICES & SOFTWARE — 1.7%
Calamos Asset Management, Inc. — Class A†	126,100	2,991,092

HEALTHCARE PRODUCTS — 3.3%
Arthrocare Corporation†	73,800	2,233,926

23

Bone Care International, Inc.†	96,500	2,250,380
Ista Pharmaceuticals, Inc.†	119,600	1,197,196
		5,681,502
HEALTHCARE SERVICES — 4.3%
Amedisys, Inc.†	70,500	2,320,860
HealthExtras, Inc.†	84,400	1,347,868
Medcath Corporation†	96,100	2,087,292
Psychiatric Solutions, Inc.†	52,800	1,718,640
		7,474,660
HEALTHCARE TECHNOLOGY — 9.6%
Aspect Medical Systems, Inc.†	162,300	3,960,120
Encysive Pharmaceuticals Inc.†	118,900	1,290,065
Isolagen Inc.†	302,800	2,298,252
Lexicon Genetics Incorporated†	289,600	2,035,888
Molecular Devices Corporation†	159,500	3,354,285
NuVasive, Inc.†	252,000	2,394,000
Prana Biotechnology Limited — ADR ADR†	292,700	1,255,683
		16,588,293
MEDIA — 1.2%
Jupitermedia Corporation†	128,800	2,159,976
TECHNOLOGY SERVICES & SOFTWARE — 10.2%
Aladdin Knowledge Systems†f	175,400	5,100,807
Infocrossing, Inc.†	258,000	4,334,400
Open Solutions, Inc.†	62,200	1,645,190
Perficient, Inc.†	295,600	1,510,516
Telvent GIT, S.A.†f	162,100	1,822,004
Websense, Inc.†	64,200	3,085,452
		17,498,369
TELECOMMUNICATIONS — 6.2%
Alvarion Ltd.†f	230,200	3,377,034
Catapult Communications Corporation†	88,000	2,388,320
NMS Communications Corporation†	275,000	1,756,700
Novatel Wireless, Inc.†	149,100	3,140,046
		10,662,100
TRADITIONAL HEAVY INDUSTRY — 2.6%
Bucyrus International, Inc. — Class A	72,300	2,855,850
Oregon Steel Mills, Inc.†	88,600	1,593,028
		4,448,878
TRANSPORTATION — 4.5%
Old Dominion Freight Line, Inc.†	113,625	3,562,144
Pinnacle Airlines Corporation†	162,200	2,035,610
Rush Enterprises, Inc. — Class B†	132,000	2,127,840
		7,725,594
TOTAL COMMON STOCKS (Cost $138,172,422)		169,830,169
SHORT TERM INVESTMENTS — 1.9%
SEI Daily Income Trust Government Fund — Class B	1,594,377	1,594,377
SEI Daily Income Trust Treasury Fund — Class B	1,594,376	1,594,376
TOTAL SHORT TERM INVESTMENTS (Cost $3,188,753)		3,188,753
Total Investments — 100.5% (Cost $141,361,175)		173,018,922
Liabilities in Excess of Other Assets — (0.5)%		(838,401)
Total Net Assets — 100.0%		$172,180,521

ADR American Depository Receipt

† Non Income Producing

f Foreign Security

24

BRAZOS MUTUAL FUNDS — GROWTH PORTFOLIO
Portfolio of Investments
November 30, 2004

Security Description	Shares	Value
COMMON STOCKS — 99.0%
BASIC RESOURCES (NON-ENERGY) — 4.1%
Georgia Gulf Corporation	25,400	$1,462,532
Westlake Chemical Corporation	42,300	1,327,797
		2,790,329
BUSINESS SERVICES — 6.7%
Computer Sciences Corp.†	21,700	1,173,970
Portfolio Recovery Associates, Inc.†	35,900	1,346,250
Stericycle, Inc.†	20,000	835,800
The Corporate Executive Board Company	18,600	1,247,688
		4,603,708
CHEMICALS — 3.7%
Lyondell Chemical Company	43,900	1,231,834
NOVA Chemicals Corporation f	27,800	1,288,808
		2,520,642
CONSUMER MERCHANDISING — 4.6%
American Eagle Outfitters, Inc.	20,400	852,108
Fossil, Inc.†	27,600	746,580
Wal-Mart Stores, Inc.	29,700	1,546,182
		3,144,870
CONSUMER NON DURABLES — 3.5%
Helen of Troy Ltd.†f	34,100	959,574
Procter & Gamble Company	27,000	1,443,960
		2,403,534
CONSUMER SERVICES — 6.9%
Bright Horizons Family Solutions, Inc.†	19,300	1,211,075
Career Education Corporation†	27,100	1,054,190
Corinthian Colleges, Inc.†	66,200	1,153,535
ITT Educational Services, Inc.†	26,600	1,269,618
		4,688,418
DEFENSE — 7.2%
Applied Signal Technology, Inc.	29,500	1,119,820
Engineered Support Systems, Inc.	11,100	610,500
FLIR Systems, Inc.†	15,300	862,155
L-3 Communications Holdings, Inc.	15,700	1,168,394
United Defense Industries, Inc.†	25,700	1,164,210
		4,925,079
ELECTRONIC COMPONENTS — 5.8%
Intel Corporation	74,800	1,671,780
Marvell Technology Group Ltd.†f	36,800	1,179,808
Microsemi Corporation†	64,100	1,140,980
		3,992,568
ELECTRONIC TECHNOLOGY — 5.4%
Cisco Systems, Inc.†	78,800	1,474,348
Extreme Networks, Inc.†	188,800	1,289,504
MicroStrategy, Inc.†	13,900	897,245
		3,661,097
ENERGY — 5.4%
Noble Corporation†f	22,300	1,080,435
Peabody Energy Corporation	18,500	1,535,500
XTO Energy, Inc.	29,700	1,079,595
		3,695,530
FINANCIAL INSTITUTIONS — 1.3%
Affiliated Managers Group, Inc.†	14,100	893,658

25

FINANCIAL SERVICES & SOFTWARE — 4.1%
Alliance Data Systems Corporation†	26,500	1,136,850
Calamos Asset Management, Inc. — Class A†	24,800	588,256
DST Systems, Inc.†	22,200	1,082,250
		2,807,356
HEALTHCARE PRODUCTS — 12.6%
Abiomed, Inc.†	57,300	869,814
Arthrocare Corporation†	30,400	920,208
AstraZeneca Plc ADR	15,700	618,423
Aventis SA ADR	7,300	646,488
Fisher Scientific International Inc.†	18,800	1,062,952
Johnson & Johnson	34,500	2,081,040
Novartis AG ADR	13,500	648,675
Salix Pharmaceuticals, Ltd.†f	43,400	657,510
The Cooper Companies, Inc.	15,900	1,105,527
		8,610,637
HEALTHCARE SERVICES — 6.8%
Beverly Enterprises, Inc.†	148,500	1,287,495
Caremark Rx, Inc.†	32,500	1,162,200
Covance Inc.†	27,400	1,081,204
Express Scripts, Inc.†	15,300	1,100,988
		4,631,887
HEALTHCARE TECHNOLOGY — 3.9%
Amgen, Inc.†	22,900	1,374,916
Genentech, Inc.†	26,500	1,278,625
		2,653,541
TECHNOLOGY SERVICES & SOFTWARE — 11.0%
Aladdin Knowledge Systems†f	28,700	834,625
Benchmark Electronics, Inc.†	35,900	1,258,295
Infocrossing, Inc.†	35,400	594,720
Microsoft Corporation	86,400	2,316,384
Symantec Corporation†	10,400	663,624
WebEx Communications, Inc.†	24,000	569,760
Websense, Inc.†	26,300	1,263,978
		7,501,386
TELECOMMUNICATIONS — 1.3%
Novatel Wireless, Inc.†	42,200	888,732
TRANSPORTATION — 4.7%
J.B. Hunt Transport Services, Inc.	27,300	1,097,460
JetBlue Airways Corporation†	42,300	1,015,623
Old Dominion Freight Line, Inc.†	35,100	1,100,385
		3,213,468
TOTAL COMMON STOCKS (Cost $59,005,690)		67,626,440
SHORT TERM INVESTMENTS — 3.7%
SEI Daily Income Trust Government Fund — Class B	1,263,251	1,263,251
SEI Daily Income Trust Treasury Fund — Class B	1,263,251	1,263,251
TOTAL SHORT TERM INVESTMENTS (Cost $2,526,502)		2,526,502
Total Investments — 102.7% (Cost $61,532,192)		70,152,942
Liabilities in Excess of Other Assets — (2.7)%		(1,870,263)
Total Net Assets — 100.0%		$68,282,679

ADR American Depository Receipt

† Non Income Producing

f Foreign Security

26

BRAZOS MUTUAL FUNDS — MID CAP PORTFOLIO
Portfolio of Investments
November 30, 2004

Security Description	Shares	Value
COMMON STOCKS — 98.4%
BASIC RESOURCES (NON-ENERGY) — 4.4%
Georgia Gulf Corporation	40,800	$2,349,264
Great Lakes Chemical Corporation	34,300	1,004,990
		3,354,254
BUSINESS SERVICES — 4.4%
Jones Lang LaSalle Incorporated†	18,600	667,740
PerkinElmer, Inc.	43,100	919,323
The Corporate Executive Board Company	26,200	1,757,496
		3,344,559
CHEMICALS — 8.0%
Lyondell Chemical Company	79,300	2,225,158
NOVA Chemicals Corporation f	47,400	2,197,464
Potash Corp. of Saskatchewan Inc. f	21,800	1,669,444
		6,092,066
CONSUMER MERCHANDISING — 3.3%
Abercrombie & Fitch Co. — Class A	21,900	997,545
American Eagle Outfitters, Inc.	22,900	956,533
Williams-Sonoma, Inc.†	14,800	541,828
		2,495,906
CONSUMER NON DURABLES — 1.2%
Polo Ralph Lauren Corporation	22,700	894,153
CONSUMER SERVICES — 3.1%
Corinthian Colleges, Inc.†	69,500	1,211,037
MGM Mirage†	19,600	1,142,680
		2,353,717
DEFENSE — 9.0%
Anteon International Corporation†	14,600	540,492
CACI International, Inc. — Class A†	9,600	596,448
Engineered Support Systems, Inc.	30,400	1,672,000
FLIR Systems, Inc.†	19,300	1,087,555
L-3 Communications Holdings, Inc.	24,500	1,823,290
United Defense Industries, Inc.†	25,100	1,137,030
		6,856,815
ELECTRONIC COMPONENTS — 12.8%
Advanced Micro Devices, Inc.†	40,300	857,584
Broadcom Corp. — Class A†	38,000	1,235,760
Cree, Inc.†	34,600	1,237,988
International Rectifier Corporation†	36,200	1,532,708
Linear Technology Corporation	15,600	595,296
Marvell Technology Group Ltd.†f	35,100	1,125,306
Maxim Integrated Products, Inc.	24,400	999,424
Microchip Technology Incorporated	34,100	960,938
Sigmatel Incorporated†	33,600	1,202,208
		9,747,212
ELECTRONIC TECHNOLOGY — 0.8%
Avocent Corporation†	16,200	614,466
ENERGY — 13.0%
Arch Coal, Inc.†	26,200	1,000,840
Diamond Offshore Drilling, Inc.	27,500	1,030,150
FMC Technologies, Inc.†	25,000	821,250
National-Oilwell, Inc.†	22,100	800,020
Noble Corporation†f	24,200	1,172,490
Peabody Energy Corporation	13,500	1,120,500
Premcor Inc.†	24,900	1,109,295
Range Resources Corporation	45,600	945,744

27

Transocean, Inc.†f	24,200	974,534
XTO Energy, Inc.	26,132	949,898
		9,924,721
FINANCIAL INSTITUTIONS — 4.6%
Affiliated Managers Group, Inc.†	24,400	1,546,472
Ameritrade Holding Corporation†	71,500	995,995
Wintrust Financial Corporation	16,100	963,424
		3,505,891
FINANCIAL SERVICES & SOFTWARE — 1.9%
Alliance Data Systems Corporation†	33,600	1,441,440
HEALTHCARE PRODUCTS — 5.6%
Advanced Medical Optics, Inc.†	21,900	910,602
Arthrocare Corporation†	40,400	1,222,908
Fisher Scientific International Inc.†	15,700	887,678
Kinetic Concepts, Inc.†	6,300	399,546
The Cooper Companies, Inc.	12,700	883,031
		4,303,765
HEALTHCARE SERVICES — 5.3%
Beverly Enterprises, Inc.†	154,900	1,342,983
Caremark Rx, Inc.†	24,400	872,544
Covance Inc.†	14,800	584,008
Express Scripts, Inc.†	17,300	1,244,908
		4,044,443
HEALTHCARE TECHNOLOGY — 2.5%
Celgene Corporation†	12,700	348,234
Gilead Sciences, Inc.†	10,600	365,276
Zimmer Holdings, Inc.†	14,400	1,175,040
		1,888,550
TECHNOLOGY SERVICES & SOFTWARE — 7.8%
Cognizant Technology Solutions Corporation†	16,600	632,958
Macromedia, Inc.†	39,200	1,118,376
Quest Software, Inc.†	74,800	1,157,904
Symantec Corporation†	11,800	752,958
VeriSign, Inc.†	49,100	1,615,390
WebEx Communications, Inc.†	27,900	662,346
		5,939,932
TELECOMMUNICATIONS — 3.0%
Harris Corporation	17,100	1,131,849
Tekelec†	48,800	1,142,408
		2,274,257
TRADITIONAL HEAVY INDUSTRY — 5.1%
Mine Safety Appliances Company	16,500	782,100
PACCAR Inc.	15,000	1,171,500
Pentair, Inc.	48,000	1,920,960
		3,874,560
TRANSPORTATION — 2.6%
J.B. Hunt Transport Services, Inc.	22,300	896,460
JetBlue Airways Corporation†	47,000	1,128,470
		2,024,930
TOTAL COMMON STOCKS (Cost $65,461,736)		74,975,637
SHORT TERM INVESTMENTS — 6.1%
SEI Daily Income Trust Government Fund — Class B	2,317,039	2,317,039
SEI Daily Income Trust Treasury Fund — Class B	2,317,038	2,317,038
TOTAL SHORT TERM INVESTMENTS (Cost $4,634,077)		4,634,077
Total Investments (Cost $70,095,813) — 104.5%		79,609,714
Liabilities in Excess of Other Assets — (4.5)%		(3,421,857)
Total Net Assets — 100.0%		$76,187,857

† Non Income Producing

f Foreign Security

28

BRAZOS MUTUAL FUNDS
Statements of Assets and Liabilities
November 30, 2004

	Small Cap Portfolio	Real Estate Securities Portfolio	Micro Cap Portfolio	Growth Portfolio	Mid Cap Portfolio
ASSETS:
Investment securities, at value*	$ 186,991,240	$ 28,212,118	$ 169,830,169	$ 67,626,440	$ 74,975,637
Short-term securities*	1,878,576	554,461	3,188,753	2,526,502	4,634,077
Receivable for investments sold	6,325,967	—	3,687,612	375,049	898,945
Interest and dividends receivable	16,928	23,176	6,762	298,853	39,100
Receivable for shares of beneficial interest sold	87,842	6,628	258,667	—	—
Cash	—	9,858	—	—	—
Prepaid expenses and other assets	38,301	19,369	20,079	17,131	14,665
Total assets	195,338,854	28,825,610	176,992,042	70,843,975	80,562,424
LIABILITIES:
Payable for investments purchased	6,683,370	236,106	4,260,831	2,072,172	4,043,113
Payable for shares of beneficial interest redeemed	304,559	50,790	256,385	139,343	31,486
Investment advisory and management fees payable	135,393	9,679	148,308	49,381	45,898
Accrued expenses	169,524	47,615	95,315	48,427	56,145
Administration fee payable	23,673	12,735	25,386	14,241	10,200
Distribution and service maintenance fees payable	17,393	14,300	25,296	237,732	187,725
Total liabilities	7,333,912	371,225	4,811,521	2,561,296	4,374,567
Net assets	$188,004,942	$28,454,385	$172,180,521	$68,282,679	$76,187,857
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest at par value of $0.001	$10,660	$3,147	$8,511	$4,789	$6,773
Paid-in capital	206,276,038	20,736,101	163,921,284	93,969,659	69,398,851
	206,286,698	20,739,248	163,929,795	93,974,448	69,405,624
Accumulated undistributed net investment income	—	—	—	—	—
Accumulated undistributed net realized gain (loss) on investments	(48,786,133)	2,711,881	(23,407,021)	(34,312,519)	(2,731,668)
Net unrealized appreciation/depreciation of investments	30,504,377	5,003,256	31,657,747	8,620,750	9,513,901
Net assets	$188,004,942	$28,454,385	$172,180,521	$68,282,679	$76,187,857
* Identified cost:
Investment securities	$156,486,863	$23,208,862	$138,172,422	$59,005,690	$65,461,736
Short-term securities	$1,878,576	$554,461	$3,188,753	$2,526,502	$4,634,077
Class Y (unlimited shares authorized):
Net assets	$179,459,007	$21,146,050	$155,302,251	$24,562,700	$43,962,199
Shares of beneficial interest issued and outstanding	10,155,193	2,336,175	7,660,113	1,698,751	3,876,038
Net asset value, offering and redemption price per share	$17.67	$9.05	$20.27	$14.46	$11.34
Class N (unlimited shares authorized):
Net assets	$3,980,309	$2,727,737	$8,686,187	$38,214,403	$32,225,658
Shares of beneficial interest issued and outstanding	231,012	301,266	433,055	2,693,540	2,897,160
Net asset value, offering and redemption price per share	$17.23	$9.05	$20.06	$14.19	$11.12
Class B* (unlimited shares authorized):
Net assets	$2,415,683	$2,621,098	$4,452,653	$3,540,743
Shares of beneficial interest issued and outstanding	144,868	291,497	227,255	255,308
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.68	$8.99	$19.59	$13.87
Class II (unlimited shares authorized):
Net assets	$2,149,943	$1,959,500	$3,739,430	$1,964,833
Shares of beneficial interest issued and outstanding	129,177	217,649	190,864	141,622
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.64	$9.00	$19.59	$13.87
Maximum sales charge (1.00% of offering price)	0.17	0.09	0.20	0.14
Maximum offering price to public	$16.81	$9.09	$19.79	$14.01

* Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares.

29

BRAZOS MUTUAL FUNDS
Statements of Operations — For the year ended November 30, 2004

	Small Cap Portfolio	Real Estate Securities Portfolio	Micro Cap Portfolio	Growth Portfolio	Mid Cap Portfolio
INVESTMENT INCOME:
Income:
Interest	$ 186,265	$ 8,933	$ 83,472	$ 26,246	$ 67,226
Dividends (net of foreign taxes withheld of $1,672, $0, $0, $2,097 and $5,089, respectively)	496,919	1,025,837	230,672	548,036	426,975
Other income	10,432	1,688	9,802	2,741	2,677
Total investment income	693,616	1,036,458	323,946	577,023	496,878
Expenses:
Investment advisory and management fees	3,999,092	204,551	2,458,967	540,105	1,002,475
Administration fees	365,568	57,845	185,961	78,558	104,132
Distribution and service maintenance fees — Class N	44,050	9,206	32,464	129,193	106,688
Distribution and service maintenance fees — Class B	26,657	26,551	45,982	42,038	—
Distribution and service maintenance fees — Class II	25,878	20,691	42,329	25,084	—
Transfer agent fees and expenses	185,736	63,508	132,576	74,261	69,708
Registration fees	51,765	38,839	48,122	42,514	27,415
Fund accounting expenses	100,415	45,832	65,590	45,558	44,476
Custodian fees and expenses	99,912	27,199	38,971	16,598	27,096
Audit and tax fees	53,895	7,569	25,200	10,668	17,279
Trustees’ fees and expenses	102,557	9,257	54,185	19,138	32,910
Printing expense	53,264	14,055	25,432	8,180	12,844
Legal fees and expenses	85,108	25,739	34,158	11,832	22,343
Insurance expense	67,536	5,423	22,427	7,016	13,420
Miscellaneous expenses	4,847	1,237	3,527	2,427	1,508
Total expenses	5,266,280	557,502	3,215,891	1,053,170	1,482,294
Less: Expenses waived or reimbursed/recovered	(8,919)	(21,914)	(9,053)	5,078	1,706
Net expenses	5,257,361	535,588	3,206,838	1,058,248	1,484,000
Net investment income (loss)	(4,563,745)	500,870	(2,882,892)	(481,225)	(987,122)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	92,436,429	7,884,725	34,734,446	8,886,531	20,890,364
Net change in unrealized appreciation/depreciation on investments	(109,329,707)	(1,049,659)	(28,137,935)	(6,147,320)	(16,773,855)
Net realized and unrealized gain (loss) on investments	(16,893,278)	6,835,066	6,596,511	2,739,211	4,116,509
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,457,023)	$7,335,936	$3,713,619	$2,257,986	$3,129,387

30

BRAZOS MUTUAL FUNDS
Statements of Changes in Net Assets

	Small Cap Portfolio		Real Estate Securities Portfolio

	For the year ended November 30, 2004	For the year ended November 30, 2003	For the year ended November 30, 2004	For the year ended November 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$ (4,563,745)	$ (6,192,758)	$ 500,870	$ 3,950,376
Net realized gain on investments	92,436,429	75,213,237	7,884,725	26,693,212
Net change in unrealized appreciation/depreciation on investments	(109,329,707)	119,975,797	(1,049,659)	4,200,350
Net increase (decrease) in net assets resulting from operations	(21,457,023)	188,996,276	7,335,936	34,843,838
Dividends and distributions to shareholders:
From net investment income (Class Y)	—	—	(707,433)	(3,889,057)
From net investment income (Class N)	—	—	(47,894)	(86,743)
From net investment income (Class B)	—	—	(36,685)	(64,039)
From net investment income (Class II)	—	—	(28,552)	(53,519)
From net realized gain on investments (Class Y)	—	—	(19,749,237)	(12,025,214)
From net realized gain on investments (Class N)	—	—	(1,281,332)	(292,828)
From net realized gain on investments (Class B)	—	—	(1,284,947)	(270,107)
From net realized gain on investments (Class II)	—	—	(949,368)	(239,645)
Total dividends and distributions to shareholders	—	—	(24,085,448)	(16,921,152)
Net decrease in net assets resulting from capital share transactions (Note 5)	(623,793,112)	(100,927,328)	(32,504,352)	(104,667,155)
Total increase (decrease) in net assets	(645,250,135)	88,068,948	(49,253,864)	(86,744,469)
NET ASSETS:
Beginning of year	833,255,077	745,186,129	77,708,249	164,452,718
End of year (including undistributed net investment income of $0, $0, $0, and $2,375,085, respectively)	$188,004,942	$833,255,077	$28,454,385	$77,708,249

	Micro Cap Portfolio		Growth Portfolio		Mid Cap Portfolio

	For the year ended November 30, 2004	For the year ended November 30, 2003	For the year ended November 30, 2004	For the year ended November 30, 2003	For the year ended November 30, 2004	For the year ended November 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$ (2,882,892)	$ (2,719,424)	$ (481,225)	$ (913,690)	$ (987,122)	$ (1,053,493)
Net realized gain on investments	34,734,446	51,094,833	8,886,531	2,593,464	20,890,364	4,738,634
Net change in unrealized appreciation/depreciation on investments	(28,137,935)	46,429,464	(6,147,320)	18,766,035	(16,773,855)	27,637,782
Net increase in net assets resulting from operations	3,713,619	94,804,873	2,257,986	20,445,809	3,129,387	31,322,923
Dividends and distributions to shareholders:
From net investment income (Class Y)	—	—	—	—	—	—
From net investment income (Class N)	—	—	—	—	—	—
From net investment income (Class B)	—	—	—	—	—	—
From net investment income (Class II)	—	—	—	—	—	—
From net realized gain on investments (Class Y)	—	—	—	—	—	—
From net realized gain on investments (Class N)	—	—	—	—	—	—
From net realized gain on investments (Class B)	—	—	—	—	—	—
From net realized gain on investments (Class II)	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)	(76,962,792)	(48,964,515)	(16,479,333)	(51,842,707)	(82,436,270)	9,176,379
Total increase (decrease) in net assets	(73,249,173)	45,840,358	(14,221,347)	(31,396,898)	(79,306,883)	40,499,302
NET ASSETS:
Beginning of year	245,429,694	199,589,336	82,504,026	113,900,924	155,494,740	114,995,438
End of year (including undistributed net investment income of $0, $0, $0, $0, $0, and $0, respectively)	$172,180,521	$245,429,694	$68,282,679	$82,504,026	$76,187,857	$155,494,740

31

BRAZOS MUTUAL FUNDS
Financial Highlights

SMALL CAP PORTFOLIO

Year Ended	Net Asset Value, beginning of year	Net invest- ment loss(1)	Net gain (loss) on invest- ments (realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of year	Total return(2)	Net Assets end of year (000’s)	Ratio of net expenses to average net assets(3)	Ratio of net investment loss to average net assets	Portfolio Turnover(5)
Class Y
11/30/2000	$18.54	$(0.09)	$2.75	$2.66	$—	$(1.94)	$(1.94)	$19.26	13.36%	$890,033	1.03%	(0.40)%	132%
11/30/2001	19.26	(0.08)	(0.97)	(1.05)	—	(0.62)	(0.62)	17.59	(5.97)	852,689	1.05	(0.44)	75
11/30/2002	17.59	(0.12)	(4.20)	(4.32)	—	—	—	13.27	(24.56)	730,498	1.03	(0.75)	116
11/30/2003	13.27	(0.12)	4.04	3.92	—	—	—	17.19	29.54	809,795	1.11	(0.84)	161
11/30/2004	17.19	(0.17)	0.65	0.48	—	—	—	17.67	2.79	179,459	1.17	(1.01)	225
Class N(4)
11/30/2000	$18.50	$(0.23)	$2.76	$2.53	$—	$(1.94)	$(1.94)	$19.09	12.68%	$2,706	1.65%	(1.01)%	132%
11/30/2001	19.09	(0.20)	(0.94)	(1.14)	—	(0.62)	(0.62)	17.33	(6.51)	50,417	1.61	(1.05)	75
11/30/2002	17.33	(0.22)	(4.09)	(4.31)	—	—	—	13.02	(24.87)	7,177	1.63	(1.34)	116
11/30/2003	13.02	(0.16)	3.94	3.78	—	—	—	16.80	29.03	16,979	1.41	(1.14)	161
11/30/2004	16.80	(0.21)	0.64	0.43	—	—	—	17.23	2.56	3,980	1.47	(1.31)	225
Class B
11/30/2000	$18.49	$(0.37)	$2.76	$2.39		$(1.94)	$(1.94)	$18.9	11.92%	$1,917	2.30%	(1.66)%	132%
11/30/2001	18.94	(0.30)	(0.93)	(1.23)	—	(0.62)	(0.62)	17.09	(7.05)	4,935	2.30	(1.72)	75
11/30/2002	17.09	(0.31)	(4.03)	(4.34)	—	—	—	12.75	(25.39)	3,478	2.26	(1.99)	116
11/30/2003	12.75	(0.24)	3.86	3.62	—	—	—	16.37	28.39	3,227	2.06	(1.79)	161
11/30/2004	16.37	(0.31)	0.62	0.31	—	—	—	16.68	1.89	2,416	2.12	(1.96)	225
Class II
11/30/2000	$18.50	$(0.36)	$2.74	$2.38	$—	$(1.94)	$(1.94)	$18.94	11.86%	$1,454	2.30%	(1.67)%	132%
11/30/2001	18.94	(0.30)	(0.94)	(1.24)	—	(0.62)	(0.62)	17.08	(7.10)	6,104	2.30	(1.73)	75
11/30/2002	17.08	(0.41)	(3.93)	(4.34)	—	—	—	12.74	(25.41)	4,033	2.27	(2.56)	116
11/30/2003	12.74	(0.24)	3.84	3.60	—	—	—	16.34	28.26	3,253	2.06	(1.79)	161
11/30/2004	16.34	(0.31)	0.61	0.30	—	—	—	16.64	1.84	2,150	2.12	(1.96)	225

____________

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load.

(3)  Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/1999	11/30/2000	11/30/2001	11/30/2002	11/30/2003	11/30/2004
Small Cap Portfolio Class Y	1.08%	1.03%	1.05%	1.03%	1.11%	1.17%
Small Cap Portfolio Class N	1.79(4)	2.80	1.71	1.64	1.41	1.52
Small Cap Portfolio Class B	2.44(4)	4.13	2.83	2.38	2.06	2.17
Small Cap Portfolio Class II	2.44(4)	4.89	2.83	2.36	2.06	2.17

(4)  Formerly Class A shares.

(5)  Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

32

REAL ESTATE SECURITIES PORTFOLIO

Year Ended	Net Asset Value, beginning of year	Net invest- ment income(1)	Net gain on invest- ments (realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of year	Total return(2)	Net Assets end of year (000’s)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets	Portfolio Turnover(5)
Class Y
11/30/2000	$8.07	$0.45	$1.19	$1.64	$(0.39)	$—	$(0.39)	$9.32	20.64%	$193,824	1.10%	4.99%	66%
11/30/2001	9.32	0.39	1.06	1.45	(0.45)	—	(0.45)	10.32	15.81	178,250	1.12	4.27	67
11/30/2002	10.32	0.40	0.23	0.63	(0.42)	—	(0.42)	10.53	6.00	154,956	1.11	3.78	71
11/30/2003	10.53	0.32	2.59	2.91	(0.34)	(0.91)	(1.25)	12.19	30.84	69,106	1.16	3.07	122
11/30/2004	12.19	0.09	2.03	2.12	(0.18)	(5.08)	(5.26)	9.05	27.63	21,146	1.51	1.13	141
Class N(4)
11/30/2000	$8.06	$0.41	$1.17	$1.58	$(0.33)	$—	$(0.33)	$9.31	19.81%	$537	1.65%	4.29%	66%
11/30/2001	9.31	0.37	1.02	1.39	(0.40)	—	(0.40)	10.30	15.18	2,213	1.65	3.66	67
11/30/2002	10.30	0.34	0.26	0.60	(0.36)	—	(0.36)	10.54	5.77	3,432	1.64	3.14	71
11/30/2003	10.54	0.28	2.59	2.87	(0.30)	(0.91)	(1.21)	12.20	30.34	3,131	1.56	2.67	122
11/30/2004	12.20	0.06	2.02	2.08	(0.15)	(5.08)	(5.23)	9.05	27.02	2,728	1.91	0.73	141
Class B
11/30/2000	$8.05	$0.35	$1.17	$1.52	$(0.28)	$—	$(0.28)	$9.29	19.14%	$738	2.30%	3.90%	66%
11/30/2001	9.29	0.29	1.04	1.33	(0.33)	—	(0.33)	10.29	14.52	2,339	2.30	2.96	67
11/30/2002	10.29	0.27	0.25	0.52	(0.29)	—	(0.29)	10.52	4.99	3,255	2.30	2.49	71
11/30/2003	10.52	0.21	2.57	2.78	(0.23)	(0.91)	(1.14)	12.16	29.41	3,095	2.21	2.02	122
11/30/2004	12.16	0.01	2.01	2.02	(0.11)	(5.08)	(5.19)	8.99	26.27	2,621	2.56	0.08	141
Class II
11/30/2000	$8.05	$0.34	$1.18	$1.52	$(0.28)	$—	$(0.28)	$9.29	19.14%	$1,016	2.30%	3.76%	66%
11/30/2001	9.29	0.27	1.06	1.33	(0.33)	—	(0.33)	10.29	14.52	2,441	2.30	2.95	67
11/30/2002	10.29	0.27	0.25	0.52	(0.29)	—	(0.29)	10.52	4.99	2,810	2.30	2.44	71
11/30/2003	10.52	0.21	2.58	2.79	(0.23)	(0.91)	(1.14)	12.17	29.48	2,376	2.21	2.02	122
11/30/2004	12.17	0.01	2.01	2.02	(0.11)	(5.08)	(5.19)	9.00	26.24	1,960	2.56	0.08	141

____________

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load.

(3)  Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/1999	11/30/2000	11/30/2001	11/30/2002	11/30/2003	11/30/2004
Real Estate Securities Portfolio Class Y	1.19%	1.10%	1.12%	1.11%	1.23%	1.57%
Real Estate Securities Portfolio Class N	1.83(4)	5.07	2.80	1.84	1.64	1.97
Real Estate Securities Portfolio Class B	2.48(4)	7.15	3.56	2.49	2.29	2.62
Real Estate Securities Portfolio Class II	2.48(4)	8.79	3.27	2.47	2.29	2.62

(4)  Formerly Class A shares.

(5)  Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

33

MICRO CAP PORTFOLIO

Period Ended	Net Asset Value, beginning of period	Net invest- ment loss(1)	Net gain (loss) on invest- ments (realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total return(2)	Net Assets end of period (000’s)	Ratio of net expenses to average net assets(5)	Ratio of net investment loss to average net assets	Portfolio Turnover(7)
Class Y
11/30/2000	$18.33	$(0.18)	$6.83	$6.65	$—	$(5.51)	$(5.51)	$19.47	34.65%	$181,165	1.46%	(0.77)%	159%
11/30/2001	19.47	(0.16)	0.62	0.46	—	(2.00)	(2.00)	17.93	1.86	259,632	1.42	(0.92)	71
11/30/2002	17.93	(0.20)	(5.62)	(5.82)	—	—	—	12.11	(32.46)	181,603	1.42	(1.23)	134
11/30/2003	12.11	(0.18)	7.15	6.97	—	—	—	19.08	57.56	223,006	1.48	(1.30)	155
11/30/2004	19.08	(0.25)	1.44	1.19	—	—	—	20.27	6.24	155,302	1.52	(1.36)	220
Class N(6)
5/1/01 - 11/30/01(3)	$19.51	$(0.15)	$(1.48)	$(1.63)	$—	$—	$—	$17.88	(8.35)%	$22,357	1.90%(4)	(1.52)%(4)	71%
11/30/2002	17.88	(0.28)	(5.53)	(5.81)	—	—	—	12.07	(32.49)	8,373	1.90	(1.71)	134
11/30/2003	12.07	(0.23)	7.11	6.88	—	—	—	18.95	57.00	11,689	1.78	(1.60)	155
11/30/2004	18.95	(0.30)	1.41	1.11	—	—	—	20.06	5.86	8,686	1.82	(1.66)	220
Class B
5/1/01 - 11/30/01(3)	$19.51	$(0.22)	$(1.48)	$(1.70)	$—	$—	$—	$17.81	(8.71)%	$12,609	2.55%(4)	(2.17)%(4)	71%
11/30/2002	17.81	(0.38)	(5.50)	(5.88)	—	—	—	11.93	(33.02)	4,465	2.55	(2.36)	134
11/30/2003	11.93	(0.31)	7.00	6.69	—	—	—	18.62	56.08	5,361	2.43	(2.25)	155
11/30/2004	18.62	(0.41)	1.38	0.97	—	—	—	19.59	5.21	4,453	2.47	(2.31)(4)	220
Class II
5/1/01 - 11/30/01(3)	$19.51	$(0.21)	$(1.49)	$(1.70)	$—	$—	$—	$17.81	(8.71)%	$15,147	2.55%(4)	(2.17)%(4)	71%
11/30/2002	17.81	(0.38)	(5.50)	(5.88)	—	—	—	11.93	(33.02)	5,149	2.55	(2.36)	134
11/30/2003	11.93	(0.31)	7.00	6.69	—	—	—	18.62	56.08	5,374	2.43	(2.25)	155
11/30/2004	18.62	(0.41)	1.38	0.97	—	—	—	19.59	5.21	3,739	2.47	(2.31)	220

____________

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load.

(3)  Commencement of sale of respective class of shares.

(4)  Annualized.

(5)  Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/1999	11/30/2000	11/30/2001	11/30/2002	11/30/2003	11/30/2004
Micro Cap Portfolio Class Y	1.54%	1.46%	1.42%	1.42%	1.51%	1.52%
Micro Cap Portfolio Class N	—	—	2.48(4)	2.14	1.81	1.87
Micro Cap Portfolio Class B	—	—	3.28(4)	2.75	2.46	2.52
Micro Cap Portfolio Class II	—	—	3.16(4)	2.75	2.46	2.52

(6)  Formerly Class A shares.

(7)  Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

34

GROWTH PORTFOLIO

Period Ended	Net Asset Value, beginning of period	Net invest- ment loss(1)	Net gain (loss) on invest- ments (realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total return(2)	Net Assets end of period (000’s)	Ratio of net expenses to average net assets(5)	Ratio of net investment loss to average net assets	Portfolio Turnover(8)
Class Y
11/30/2000	$14.78	$(0.13)	$5.53	$5.40	$—	$(3.22)	$(3.22)	$16.96	37.02%	$82,936	1.27%	(0.71)%	187%
11/30/2001	16.96	(0.06)	(0.95)	(1.01)	—	(0.49)	(0.49)	15.46	(6.41)	61,991	1.12	(0.36)	122
11/30/2002	15.46	(0.07)	(4.39)	(4.46)	—	—	—	11.00	(28.85)	71,316	1.04	(0.50)	158
11/30/2003	11.00	(0.09)	2.95	2.86	—	—	—	13.86	26.00	36,554	1.09	(0.73)	178
11/30/2004	13.86	(0.05)	0.65	0.60	—	—	—	14.46	4.33	24,563	1.20	(0.40)	274
Class N(6)
3/31/00 - 11/30/00(3)	$18.92	$(0.15)	$0.43	$0.28	$—	$(2.30)	$(2.30)	$16.90	0.69%	$108	1.70%(4)	(1.09)%(4)	187%
11/30/2001	16.90	(0.12)	(0.94)	(1.06)	—	(0.49)	(0.49)	15.35	(6.74)	32,571	1.52	(0.73)	122
11/30/2002	15.35	(0.14)	(4.34)	(4.48)	—	—	—	10.87	(29.19)	32,270	1.54	(1.01)	158
11/30/2003	10.87	(0.12)	2.90	2.78	—	—	—	13.65	25.57	37,824	1.44	(1.08)	178
11/30/2004	13.65	(0.10)	0.64	0.54	—	—	—	14.19	3.96	38,214	1.55	(0.75)	274
Class B
5/1/01 - 11/30/01(3)	$16.82	$(0.11)	$(1.43)	$(1.54)	$—	$—	$—	$15.28	(9.16)%	$6,396	2.19%(4)	(1.40)%(4)	122%
11/30/2002	15.28	(0.23)	(4.29)	(4.52)	—	—	—	10.76	(29.58)	5,589	2.19	(1.66)	158
11/30/2003	10.76	(0.20)	2.88	2.68	—	—	—	13.44	24.91	4,902	2.09	(1.73)	178
11/30/2004	13.44	(0.19)	0.62	0.43	—	—	—	13.87	3.20	3,541	2.20	(1.40)	274
Class II
5/1/01 - 11/30/01(3)	$16.82	$(0.11)	$(1.43)	$(1.54)	$—	$—	$—	$15.28	(9.16)%	$6,974	2.19%(4)	(1.41)%(4)	122%
11/30/2002	15.28	(0.23)	(4.28)	(4.51)	—	—	—	10.77	(29.52)	4,725	2.19	(1.66)	158
11/30/2003	10.77	(0.19)	2.85	2.66	—	—	—	13.43	24.70	3,224	2.09	(1.73)	178
11/30/2004	13.43	(0.19)	0.63	0.44	—	—	—	13.87	3.28	1,965	2.20	(1.40)	274

____________

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load.

(3)  Commencement of sale of respective class of shares.

(4)  Annualized.

(5)  Ratio presented above represents expenses net of reimbursement or recovery. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/1999	11/30/2000	11/30/2001	11/30/2002	11/30/2003	11/30/2004
Growth Portfolio Class Y	1.65%(4)	1.27%	1.12%	1.04%	1.14%	1.19%
Growth Portfolio Class N	—	26.55%(4)	1.68%	1.57%	1.49%	1.54%
Growth Portfolio Class B	—	—	4.00%(4)	2.37%	2.14%	2.19%
Growth Portfolio Class II	—	—	3.90%(4)	2.36%	2.14%	2.19%

(6)  Formerly Class A shares.

(7)  Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

35

MID CAP PORTFOLIO

Period Ended	Net Asset Value, beginning of period	Net invest- ment loss(1)	Net gain (loss) on invest- ments (realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total return(3)	Net Assets end of period (000’s)	Ratio of net expenses to average net assets(6)	Ratio of net investment loss to average net assets	Portfolio Turnover(8)
Class Y
12/31/99 - 11/30/00(4)	$10.00	$(0.08)	$2.02	$1.94	$—	$(0.48)	$(0.48)	$11.46	18.93%	$65,055	1.32%(5)	(0.65)%(5)	137%
11/30/2001	11.46	(0.07)	(0.41)	(0.48)	—	(0.25)	(0.25)	10.73	(4.52)	61,317	1.18	(0.66)	113
11/30/2002	10.73	(0.07)	(2.10)	(2.17)	—	—	—	8.56	(20.22)	88,196	1.04	(0.75)	108
11/30/2003	8.56	(0.07)	2.23	2.16	—	—	—	10.72	25.23	124,465	1.01	(0.72)	172
11/30/2004	10.72	(0.07)	0.69	0.62	—	—	—	11.34	5.78	43,962	1.03	(0.66)	250
Class N(7)
3/31/00 - 11/30/00(4)	$12.00	$(0.11)	$0.02	$(0.09)	$—	$(0.48)	$(0.48)	$11.43	(1.15)%	$108	1.70%(5)	(1.15)%(5)	137%
11/30/2001	11.43	(0.13)	(0.38)	(0.51)	—	(0.25)	(0.25)	10.67	(4.80)	1,093	1.54	(1.07)	113
11/30/2002	10.67	(0.12)	(2.10)	(2.22)	—	—	—	8.45	(20.81)	26,799	1.52	(1.22)	108
11/30/2003	8.45	(0.10)	2.19	2.09	—	—	—	10.54	24.73	31,030	1.36	(1.07)	172
11/30/2004	10.54	(0.11)	0.69	0.58	—	—	—	11.12	5.50	32,226	1.38	(1.01)	250
____________

(1)  Calculated based upon average shares outstanding.

(2)  Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(3)  Total return is not annualized and does not reflect sales load.

(4)  Commencement of sale of respective class of shares.

(5)  Annualized.

(6)  Ratio presented above represents expenses net of reimbursement or recovery. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2000	11/30/2001	11/30/2002	11/30/2003	11/30/2004
Mid Cap Portfolio Class Y	1.35%(4)	1.21%	1.04%	1.01%	1.03%
Mid Cap Portfolio Class N	27.75(4)	3.46	1.55	1.36	1.38

(7)  Formerly Class A shares.

(8)  Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

36

BRAZOS MUTUAL FUNDS
Notes to Financial Statements
November 30, 2004

1. Description of the Fund. Brazos Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Declaration of Trust, dated October 28, 1996 (as amended and restated November 12, 2002), permits the Trustees to establish separate series or “Portfolios,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into five Portfolios, the Brazos Small Cap Portfolio (“Small Cap Portfolio”), the Brazos Real Estate Securities Portfolio (“Real Estate Securities Portfolio”), the Brazos Micro Cap Portfolio (“Micro Cap Portfolio”), the Brazos Growth Portfolio (“Growth Portfolio”, formerly the Multi Cap Portfolio), and the Brazos Mid Cap Portfolio (“Mid Cap Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). The investment objective and principal strategy for each Portfolio is as follows:

Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

Real Estate Securities Portfolio seeks to provide a balance of income and appreciation, consistent with reasonable risk to principal, by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

Micro Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

Growth Portfolio seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities. Effective as of January 26, 2004, the name of the Multi Cap Portfolio was changed to the Growth Portfolio.

Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

The Portfolios each have four classes of shares, with the exception of the Mid Cap Portfolio, which only offers Class N (formerly Class A) and Class Y shares. The cost structure for each class is as follows:

Class N (formerly Class A) shares —
Offered at net asset value per share. Prior to November 25, 2002, the former Class A shares were offered at a net asset value per share plus an initial sales charge and/or a contingent deferred sales charge (“CDSC”). This initial sales charge does not apply to new sales of Class N shares on or after November 25, 2002. Certain Class N shares originally purchased as Class A shares, or Class B or Class II shares of the Mid Cap Portfolio, may still be subject to a CDSC.

Class B shares —
Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class N shares. Effective August 20, 2002, Class B shares of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio and the Growth Portfolio were closed to all new purchases except through dividend reinvestment.

Class II shares —
Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge. Effective August 20, 2002, Class II shares of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio and the Growth Portfolio were closed to all new purchases except through dividend reinvestment.

Class Y shares —	Offered at net asset value per share exclusively for institutional investors.

Each share of a particular class within each portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class II shares are subject to higher distribution fee rates.

37

Effective November 25, 2002, all outstanding Class A shares were redesignated as “Class N” shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B and Class II shares of the Mid Cap Portfolio were redesignated as “Class N” shares and the contingent deferred sales loads were eliminated for all new sales of Class N shares.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio’s securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust’s Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios’ custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute annually to shareholders substantially all of its net investment income, except for the Real Estate Securities Portfolio, which will pay quarterly. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Real Estate Securities Portfolio receives a majority of its dividend income from REITs. For tax purposes, a portion of these dividends may consist of capital gains and returns of capital. Accordingly, the Portfolio’s distributions to shareholders may include a portion that may be return of capital received from the REITs, as well as a return of capital attributed to distribution of other income for financial reporting purposes. Distributions determined to be returns of capital are not subject to current taxation and, for tax purposes are charged to paid in capital.

38

For the year ended November 30, 2004, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

	Accumulated Undistributed Net Realized Gain/Loss	Accumulated Undistributed Net Investment Income/Loss	Paid In Capital
Small Cap Portfolio	—	$4,563,745	$(4,563,745)
Real Estate Securities Portfolio	—	—	—
Micro Cap Portfolio	—	2,882,892	(2,882,892)
Growth Portfolio	—	481,225	(481,225)
Mid Cap Portfolio	—	987,122	(987,122)

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Guarantees and indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience the Funds expect the risk of loss to be remote.

3. Investment Securities. The aggregate purchases and sales of long-term securities for the year ended November 30, 2004 were as follows:

	Purchases	Sales
Small Cap Portfolio	$937,421,307	$1,501,668,193
Real Estate Securities Portfolio	55,455,523	109,211,530
Micro Cap Portfolio	427,350,619	509,482,450
Growth Portfolio	188,275,143	199,950,658
Mid Cap Portfolio	312,003,396	388,594,686

The Funds did not invest in U.S. government securities as a part of its long-term investment strategy.

4. Advisory Fees and Other Transactions with Affiliates. The Trust, on behalf of each Portfolio, employs Brazos Capital Management (the “Adviser”), (formerly John McStay Investment Counsel L.P.), an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect majority owned subsidiary of the American International Group. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust’s Board of Trustees. For its services under the Advisory Agreements, the Portfolios’ pay the Adviser a monthly fee at the annual rate of 0.90%, 0.40%, 1.20%, 0.75% and 0.75% of the average daily net assets of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Growth Portfolio and Mid Cap Portfolio, respectively. Prior to January 26, 2004, the Real Estate Securities Portfolio paid the Advisor a monthly fee at an annual rate of 0.90% of the average daily net assets. For the fiscal year ended November 30, 2004, the actual management fee for the Real Estate Securities Portfolio was higher than 0.40% due to the management fee accrual of 0.90% for the period from December 1, 2003 through January 25, 2004 when the Fund was actively managed by the Adviser.

For the year ended November 30, 2004, the Adviser reimbursed certain operating expenses on the Small Cap Portfolio, Real Estate Securities Portfolio and Micro Cap Portfolio, and Mid Cap Portfolio in the amounts of $8,919, $21,914, $0, $9,053 and $0, respectively. During the year ended November 30, 2004, the Growth Portfolio and Mid Cap Portfolio reimbursed the Adviser $5,078 and $1,706, respectively, for expenses it had waived in previous years.

39

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator and receives an annual fee based upon average daily net assets of each Portfolio as follows:

.08% on the first $200 million
.07% on the next $500 million
.05% on the balance
Minimum annual fee: $35,000 per Portfolio
Multiple class administration: $12,000 per year per class for B and II

The Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of the Administrator. A Distribution Plan for each class of shares of a Portfolio has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the investment company’s board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of Class N, Class B and Class II have adopted Distribution Plans hereinafter referred to as the “Class N Plan”, “Class B Plan”, and “Class II Plan”. In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class N Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio’s Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class’ Plan may exceed the Distributor’s distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.

The Trust, on behalf of each Portfolio, entered into a Transfer Agent Servicing Agreement with USBFS.

5. Trust Shares. At November 30, 2004, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

	Small Cap Portfolio
	Class Y				Class N

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,411,082	$74,981,477	12,854,629	$184,585,799	382,058	$6,142,531	876,487	$12,519,399
Shares redeemed	(41,370,487)	(684,682,044)	(20,790,190)	(289,565,118)	(1,161,532)	(18,341,159)	(417,389)	(5,939,429)
Net increase (decrease)	(36,959,405)	$(609,700,567)	(7,935,561)	$(104,979,319)	(779,474)	$(12,198,628)	459,098	$6,579,970
Beginning Shares	47,114,598		55,050,159		1,010,486		551,388
Ending Shares	10,155,193		47,114,598		231,012		1,010,486

	Small Cap Portfolio
	Class B				Class II

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	713	$8,927	—	$—	—	$—
Redemption Fees		—		—		—		—
Shares redeemed	(52,250)	(828,989)	(76,332)	(990,961)	(69,938)	(1,064,928)	(117,538)	(1,545,945)
Net decrease	(52,250)	$(828,989)	(75,619)	$(982,034)	(69,938)	$(1,064,928)	(117,538)	$(1,545,945)
Beginning Shares	197,118		272,737		199,115		316,653
Ending Shares	144,868		197,118		129,177		199,115

40

	Real Estate Securities Portfolio
	Class Y				Class N

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 200
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,210,812	$10,365,015	4,112,950	$42,406,685	31,569	$253,824	7,536	$77,256
Reinvested dividends	2,525,326	18,885,332	1,510,772	14,702,494	163,568	1,224,576	36,405	355,492
Shares redeemed	(7,068,633)	(62,402,277)	(14,665,775)	(159,733,782)	(150,618)	(1,197,703)	(112,889)	(1,161,628)
Net increase (decrease)	(3,332,495)	$(33,151,930)	(9,042,053)	$(102,624,603)	44,519	$280,697	(68,948)	$(728,880)
Beginning Shares	5,668,670		14,710,723		256,747		325,695
Ending Shares	2,336,175		5,668,670		301,266		256,747

	Real Estate Securities Portfolio
	Class B				Class II

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Share	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,639	$153,392	3,617	$34,811	2,526	$19,025	545	$5,340
Reinvested dividends	141,961	1,055,300	27,622	268,461	121,943	907,650	28,360	275,436
Shares redeemed	(125,651)	(931,878)	(86,198)	(872,026)	(102,062)	(836,608)	(100,866)	(1,025,694)
Net increase (decrease)	36,949	$276,814	(54,959)	$(568,754)	22,407	$90,067	(71,961)	$(744,918)
Beginning Shares	254,548		309,507		195,242		267,203
Ending Shares	291,497		254,548		217,649		195,242

	Micro Cap Portfolio
	Class Y				Class N

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,099,580	$58,779,571	4,831,111	$77,586,158	197,090	$3,604,570	260,802	$4,201,754
Shares redeemed	(7,126,242)	(129,394,257)	(8,142,596)	(123,226,953)	(380,958)	(7,083,242)	(337,830)	(4,672,715)
Net decrease	(4,026,662)	$(70,614,686)	(3,311,485)	$(45,640,795)	(183,868)	$(3,478,672)	(77,028)	$(470,961)
Beginning Shares	11,686,775		14,998,260		616,923		693,951
Ending Shares	7,660,113		11,686,775		433,055		616,923

	Micro Cap Portfolio
	Class B				Class II

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—	—	$—	25	$297
Redemption Fees		—		—		—		—
Shares redeemed	(60,669)	(1,096,820)	(86,302)	(1,094,363)	(97,778)	(1,772,614)	(142,908)	(1,758,693)
Net decrease	(60,669)	$(1,096,820)	(86,302)	$(1,094,363)	(97,778)	$(1,772,614)	(142,883)	$(1,758,396)
Beginning Shares	287,924		374,226		288,642		431,525
Ending Shares	227,255		287,924		190,864		288,642

	Growth Portfolio
	Class Y				Class N

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34,936	$485,961	1,375,796	$15,337,213	23,741	$319,437	16,000	$169,431
Shares redeemed	(973,384)	(13,201,405)	(5,220,197)	(61,066,733)	(101,658)	(1,358,633)	(212,847)	(2,370,956)
Net decrease	(938,448)	$(12,715,444)	(3,844,401)	$(45,729,520)	(77,917)	$(1,039,196)	(196,847)	$(2,201,525)
Beginning Shares	2,637,199		6,481,600		2,771,457		2,968,304
Ending Shares	1,698,751		2,637,199		2,693,540		2,771,457

	Growth Portfolio
	Class B			Class II

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	76	$844	—	$—	—	$—
Redemption Fees	—	—	—	—	—	—	—	—
Shares redeemed	(109,555)	(1,430,638)	(154,417)	(1,709,674)	(98,353)	(1,294,055)	(198,607)	(2,202,832)
Net decrease	(109,555)	$(1,430,638)	(154,341)	$(1,708,830)	(98,353)	$(1,294,055)	(198,607)	$(2,202,832)
Beginning Shares	364,863		519,204		239,975		438,582
Ending Shares	255,308		364,863		141,622		239,975

41

	Mid Cap Portfolio
	Class Y				Class N

	For the year ended November 30, 2004		For the year ended November 30, 2003		For the year ended November 30, 2004		For the year ended November 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	978,243	$10,417,729	5,081,700	$45,558,421	59,183	$620,192	1,731	$15,357
Shares redeemed	(8,717,444)	(92,379,639)	(3,774,899)	(34,417,797)	(104,757)	(1,094,552)	(231,131)	(1,979,602)
Net increase (decrease)	(7,739,201)	$(81,961,910)	1,306,801	$11,140,624	(45,574)	$(474,360)	(229,400)	$(1,964,245)
Beginning Shares	11,615,239		10,308,438		2,942,734		3,172,134
Ending Shares	3,876,038		11,615,239		2,897,160		2,942,734

6. Income Tax Information. At November 30, 2004, accumulated earnings/(losses) on a tax basis were as follows:

	Small Cap Portfolio	Real Estate Securities Portfolio	Micro Cap Portfolio	Growth Portfolio	Mid Cap Portfolio
Cost of Investments	$159,229,817	$24,481,545	$141,361,175	$61,646,900	$70,737,751
Gross unrealized appreciation	32,360,551	5,083,133	33,473,029	10,035,647	9,993,178
Gross unrealized depreciation	(2,720,552)	(789,099)	(1,815,282)	(1,529,605)	(1,121,216)
Net unrealized appreciation	$29,639,999	$4,285,034	$31,657,747	$8,506,042	$8,871,963
Undistributed ordinary income	—	1,764,298	—	—	—
Undistributed long-term capital gain	—	1,665,805	—	—	—
Total distributable earnings	$—	$3,430,103	$—	$—	$—
Other accumulated gains (losses)	$(47,921,755)	$—	$(23,407,021)	$(34,197,811)	$(2,089,730)
Total accumulated earnings/(losses)	$(18,281,756)	$7,715,137	$8,250,726	$(25,691,769)	$6,782,233

At November 30, 2004, undistributed ordinary income and long-term capital gains for federal tax purposes were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Small Cap Portfolio	$—	$—
Real Estate Securities Portfolio	1,764,298*	1,655,805
Micro Cap Portfolio	—	—
Growth Portfolio	—	—
Mid Cap Portfolio	—	—

* Amount includes ordinary income and short-term capital gains.

The following net realized capital loss carryforwards at November 30, 2004, may be utilized to offset future capital gains:

	Capital Loss Carryforward	Expiration Through
Small Cap Portfolio	$47,921,755	11/30/10
Micro Cap Portfolio	23,407,021	11/30/10
Growth Portfolio	34,197,811	11/30/10
Mid Cap Portfolio	2,089,730	11/30/10

During the year ended November 30, 2004 the Portfolios paid the following dividends:

	Ordinary Income Dividends	Net Long-Term Capital Gains
Small Cap Portfolio	$—	$—
Real Estate Securities Portfolio	12,438,397	11,647,051
Micro Cap Portfolio	—	—
Growth Portfolio	—	—
Mid Cap Portfolio	—	—

42

During the year ended November 30, 2003 the Portfolios paid the following dividends:

	Ordinary Income Dividends	Net Long-Term Capital Gains
Small Cap Portfolio	$—	$—
Real Estate Securities Portfolio	4,093,358	12,827,754
Micro Cap Portfolio	—	—
Growth Portfolio	—	—
Mid Cap Portfolio	—	—

7. Investment Concentration. Because the Real Estate Securities Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (“REITs”), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free, pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or its failure to maintain exemption from registration under the 1940 Act.

43

BRAZOS MUTUAL FUNDS
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Brazos Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Growth Portfolio, and Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the “Funds”) at November 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 24, 2005

44

BRAZOS MUTUAL FUNDS
Shareholder Tax Information (Unaudited)

Certain tax information regarding the Brazos Mutual Funds is required to be provided to shareholders based upon each Portfolio’s income and distributions for the taxable year ended November 30, 2004. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2005.

For the year ended November 30, 2004, no dividends were paid from ordinary income by the Small Cap Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio. Additionally, due to the nature of the portfolio holdings, the Real Estate Securities Portfolio had no qualified dividends. Thus, no dividends for the Portfolios qualified for the 70% dividends received deductions for corporations.

45

BRAZOS MUTUAL FUNDS
Trustee Disclosure (unaudited)

During 2004, the Trust paid each Trustee, who is not also an officer or affiliated person, an $11,000 quarterly retainer fee. In addition, each independent Trustee received a fee of $5,000 per in-person meeting and a fee of $1,500 per telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust’s officers receive no remuneration from the Trust for their services. For the fiscal year ended November 30, 2004, the Trust paid the Trustees an aggregate amount of $210,000 in fees, or $70,000 per Trustee. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

Trustees and Officers of the Trust

Name, Address and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee(2)
INDEPENDENT TRUSTEES
George W. Gau (6/6/47) 8009 Long Canyon Drive Austin, Texas 78730	Trustee, Chairman of the Board	Since1999, Chairman since August 2004.	Dean, McCombs School of Business, since 2002, Professor of Finance and George S. Watson Centennial Professor in Real Estate, since 1988, and J. Ludwig Mosle Centennial Memorial Professor in Investments and Money Management, since 1996, McCombs School of Business, University of Texas at Austin. Chairman of the Board, The MBA Investment Fund, L.L.C., since 1994, a private investment company managed by business students.	5	None
John H. Massey (6/3/39) 4004 Windsor Avenue Dallas, Texas 75205	Trustee	Since 1996	Private Investor.	5
Corporate director: American Amicable Life Insurance Company, Hill Bancshares Holdings, Inc., FSW Holdings, Inc., Occidental Life Insurance Company of North Carolina, Pioneer American Insurance Company, and Central Texas Bank shares Holdings, Inc.

David M. Reichert (6/18/39) 7415 Stonecrest Drive Dallas, Texas 75254	Trustee	Since 1996	Private Investor.	5	None
INTERESTED TRUSTEE
Wayne G. Willems s(8/30/47)	President	Since 2003	Managing Partner of Brazos Capital Management (formerly John McStay Investment Counsel, L.P.) since2001, Managing Director and Portfolio Manager of Brazos Capital Management since 1983.	5	None
OFFICERS
Patti Almanza	Vice President,	Since 2002	Chief Compliance Officer, Brazos Capital Management since 1991.	N/A	N/A
(4/16/63)	Secretary and Compliance Officer
Benjamin C. Bell, Jr. (12/28/59)	Chief Financial Officer and Treasurer		Chief Financial Officer, Brazos Capital Management since 2004. Prior to joining Brazos Capital Management, Mr. Bell served as a financial executive for several Dallas-area firms.	N/A	N/A

46

Christopher L. Butts (1/19/57)	Chief Marketing Officer
Manager of Business Development-Mutual Funds, Brazos Capital Management since 2002.Vice-President of Marketing, Dresdner RCM Mutual Funds, 2000-2001. Vice President of Marketing, Alliance Mutual Funds, 1997-2000.
		N/A	N/A

____________

(1)               The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (5 portfolios).

(2)               Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Proxy Results. The following are results from the shareholder vote taken on April 7, 2004. The vote was sought to approve permanent advisory agreements with respect to the Real Estate Securities Portfolio.

(1)  To vote on the New Investment Advisory Agreement with John McStay Investment Counsel, L.P., on behalf of the Real Estate Securities Portfolio:

		% of	% of
	Number	Outstanding	Shares
	of Shares	Shares	Voted
Affirmative	3,500,635.091	52.450%	98.538%
Against	16,626.962	0.249%	0.468%
Abstain	35,311.295	0.529%	0.994%
TOTAL	3,552,573.348	53.228%	100.000%

(2)               To vote on the New Investment Subadvisory agreement between John McStay Investment Counsel, L.P. and AIG Global Investment Corp., on behalf of the Real Estate Securities Portfolio:

		% of	% of
	Number	Outstanding	Shares
	of Shares	Shares	Voted
Affirmative	3,499,965.091	52.440%	98.519%
Against	15,760.962	0.236%	0.444%
Abstain	36,847.295	0.552%	1.037%
TOTAL	3,552,573.348	53.228%	100.000%

47

(3)  To permit John McStay Investment Counsel, L.P. and the Board of Trustees of Brazos Mutual Funds to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements on behalf of the Real Estate Securities Portfolio without further shareholder approval:

		% of	% of
	Number	Outstanding	Shares
	of Shares	Shares	Voted
Affirmative	3,402,057.387	50.973%	95.763%
Against	110,383.338	1.654%	3.107%
Abstain	40,132.623	0.601%	1.130%
TOTAL	3,552,573.348	53.228%	100.000%

Proxy Voting. A description of the Trust’s proxy voting policies and procedures relating to the holdings of each Portfolio is available without charge, upon request, by calling 1-800-426-9157 or the SEC website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.

48

[BRAZOS MUTUAL FUNDS]

www.brazosfunds.com

US Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

TRUSTEES

GEORGE W. GAU
JOHN H. MASSEY
DAVID M. REICHERT
WAYNE G. WILLEMS

OFFICERS

WAYNE G. WILLEMS
President

PATTI ALMANZA
Vice President, Secretary and
Chief Compliance Officer

BENJAMIN C. BELL, JR.
Chief Financial Officer and
Treasurer

CHRISTOPHER L. BUTTS
Chief Marketing Officer

ADMINISTRATOR

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202-5207

CUSTODIAN &
TRANSFER AGENT

U.S. BANK, N.A.
625 WALNUT STREET
CINCINNATI, OH 45202

COUNSEL

KIRKPATRICK & LOCKHART
NICHOLSON GRAHAM LLP
1800 MASSACHUSETTS AVENUE, NW
WASHINGTON, DC 20036

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

When used as sales literature, this report must be accompanied or preceded by the Fund’s current prospectus. Distributed 01/05.

49

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-426-9157.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John H. Massey is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2004	FYE 11/30/2003
Audit Fees	$96,500	$89,800
Audit-Related Fees
Tax Fees	$17,000	$15,750
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2004	FYE 11/30/2003
Registrant
Registrant’s Investment Adviser	$56,500	$49,901

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as February 8, 2005.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brazos Mutual Funds

By (Signature and Title) /s/Wayne G. Willems
Wayne G. Willems, President

Date   2/8/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Wayne G. Willems
Wayne G. Willems, President

Date   2/8/05

By (Signature and Title) /s/Benjamin C. Bell, Jr.
Benjamin C. Bell, Jr., Chief Financial Officer & Treasurer

Date   2/8/05